EXHIBIT 99.1
                                 ------------

             Computational Materials filed on December 30, 2005.

[LOGO OMITTED] Merrill Lynch                        COMPUTATIONAL MATERIALS FOR
                                                                 INDX 2005-AR33
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                             RMBS New Transaction


                  IndyMac INDX Mortgage Loan Trust 2005-AR33


                            Computational Materials


                         $[550,000,000] (approximate)




                               IndyMac MBS, Inc.
                                   Depositor


                      [GRAPHIC OMITTED] IndyMac MBS, Bank
                          Seller and Master Servicer



                              November [29], 2005

-------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

[LOGO OMITTED] Merrill Lynch                        COMPUTATIONAL MATERIALS FOR
                                                                 INDX 2005-AR33
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                               IMPORTANT NOTICES

This document and the information contained herein (the "Computational Materials") are confidential and may not be used by or disclosed to any person other than the person to whom they were originally delivered and such person's legal, tax, financial and/or accounting advisors. If you have received these Computational Materials in error, please notify the sending party immediately by telephone and return the original to such party by mail. Notwithstanding the foregoing, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the securities, and all materials of any kind relating to such federal tax treatment and structure, other than the identity of the issuer and information that would permit the identification of the issuer.

These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in these Computational Materials has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities has not been filed with the Securities and Exchange Commission. These Computational Materials shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in these Computational Materials in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in these Computational Materials for definitive information on any matter discussed herein. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.


-------------------------------------------------------------------------------

Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

Summary of Loans in Statistical Calculation Pool
(As of Calculation Date)

                                                                Range
Total Number of Loans                        1,359              -----
Total Outstanding Balance                 $435,018,358
Average Loan Balance                        $320,102     $28,500 to $2,175,000
WA Mortgage Rate                             6.321%       4.500% to 9.625%
WA Mortgage Rate Net LPMI                    6.321%       4.500% to 9.625%
Net WAC                                      5.940%       4.119% to 9.244%
ARM Characeristics
WA Gross Margin                              2.749%       2.250% to 3.050%
WA Months to First Roll                        59             29 to 85
WA First Periodic Cap                        4.607%       2.000% to 5.000%
WA Subsequent Periodic Cap                   1.726%       1.000% to 2.000%
WA Lifetime Cap                             12.211%      10.500% to 15.625%
WA Lifetime Floor                            2.749%       2.250% to 3.050%
WA Original Term (months)                     360            360 to 360
WA Remaining Term (months)                    359            353 to 360
WA Age (months)                                1               0 to 7
WA LTV                                       75.20%       18.57% to 95.00%
WA FICO                                       691
WA DTI%                                      36.88%
Secured by (% of pool) 1st Liens            100.00%
2nd Liens                                    0.00%
Prepayment Penalty at Loan Orig
(% of all loans)                            31.21%
Prepay Moves Exempted Soft                   31.21%
Hard Prepay                                  0.00%
No Prepay                                   68.79%
Unknown Prepay                               0.00%
Percent of IO                               91.69%


                                                                                                                    Original
    Top 5 States    Top 5 Property Types      Documentation               Purpose                Occupancy        Penalty Term
-----------------  --------------------   ------------------   ----------------------------  ------------------  -----------------
California  41.69% Single Family  57.75%  Stated       65.15%  Purchase               52.12%  Primary    89.91%  None        68.79%
Florida     8.10   PUD            23.29   Full         17.09   Refinance - Cashout    33.17   Investment  6.65   12 Months    3.15
Virginia    7.31   Condo          10.92   No Doc        7.77   Refinance - Rate Term  14.70   Second Home 3.44   24 Months    0.76
New York    6.09   2-4 Family      6.36   No Ratio      6.75                                                     36 Months   27.31
Maryland    4.31   Townhouse       1.69   NINA          2.98
                                          FastForward   0.27



Product Types

                                         CURRENT     # OF       % OF     AVERAGE    GROSS    REMG              ORIG
Product Types                            BALANCE    LOANS      TOTAL     BALANCE      WAC    TERM     FICO      LTV
-----------------------------       ------------    -----    -------    --------   ------    ----     ----   ------
3/27 1 Year LIBOR 10 Year IO          $5,255,642       13      1.21%    $404,280   6.249%     360      698   73.48%
3/27 1 Year Treasury                   6,923,473       14       1.59     494,534    6.169     359      707    70.46
3/27 1 Year Treasury 3 Year IO        52,230,703      152      12.01     343,623    6.179     359      686    77.42
3/27 6 Month LIBOR                     1,571,513        6       0.36     261,919    6.952     359      689    77.62
3/27 6 Month LIBOR 3 Year IO           8,511,731       23       1.96     370,075    6.003     358      676    72.87
3/27 6 Month LIBOR 10 Year IO          8,436,012       20       1.94     421,801    6.156     359      704    72.51
5/25 1 Year LIBOR                      4,901,295       18       1.13     272,294    6.325     360      696    76.51
5/25 1 Year LIBOR 10 Year IO          13,292,312       34       3.06     390,950    6.598     360      719    76.41
5/25 1 Year Treasury                  13,702,349       45       3.15     304,497    6.174     359      683    72.80
5/25 1 Year Treasury 5 Year IO       189,482,324      677      43.56     279,885    6.338     359      686    76.18
5/25 6 Month LIBOR                     3,694,982       16       0.85     230,936    6.229     358      676    76.09
5/25 6 Month LIBOR 5 Year IO          21,606,746       74       4.97     291,983    6.093     358      670    76.21
5/25 6 Month LIBOR 10 Year IO         28,371,224       69       6.52     411,177    6.336     360      699    72.70
7/23 1 Year LIBOR                      2,899,060        9       0.67     322,118    6.500     360      701    61.56
7/23 1 Year LIBOR 10 Year IO          27,307,106       64       6.28     426,674    6.493     360      710    74.01
7/23 6 Month LIBOR                     2,442,768       12       0.56     203,564    6.529     360      720    71.81
7/23 6 Month LIBOR 7 Year IO           5,046,810       15       1.16     336,454    6.351     359      696    68.89
7/23 6 Month LIBOR 10 Year IO         39,342,307       98       9.04     401,452    6.474     360      705    73.85
-----------------------------       ------------    -----    -------    --------   ------    ----     ----   ------
Total:                              $435,018,358    1,359    100.00%    $320,102   6.321%     359      691   75.20%


Current Mortgage Loan Principal Balances


Range of Current Mortgage                CURRENT     # OF       % OF     AVERAGE    GROSS    REMG              ORIG
Loan Principal Balances                  BALANCE    LOANS      TOTAL     BALANCE      WAC    TERM     FICO      LTV
-----------------------------       ------------    -----    -------    --------   ------    ----     ----   ------
$0.01 to $50,000.00                     $113,072        3      0.03%     $37,691   8.779%     360      683   88.44%
$50,000.01 to $100,000.00              2,069,057       26       0.48      79,579    6.748     359      714    71.58
$100,000.01 to $150,000.00            13,649,804      106       3.14     128,772    6.401     359      683    76.72
$150,000.01 to $200,000.00            29,228,565      165       6.72     177,143    6.324     359      688    75.86
$200,000.01 to $250,000.00            47,840,381      212      11.00     225,662    6.332     359      687    75.56
$250,000.01 to $300,000.00            70,356,945      254      16.17     276,996    6.287     359      686    76.31
$300,000.01 to $350,000.00            57,824,182      177      13.29     326,690    6.304     359      692    77.13
$350,000.01 to $400,000.00            45,216,053      123      10.39     367,610    6.353     359      681    76.92
$400,000.01 to $450,000.00            29,777,040       70       6.85     425,386    6.544     359      689    76.82
$450,000.01 to $500,000.00            33,109,945       69       7.61     479,854    6.369     359      701    74.96
$500,000.01 to $550,000.00            25,354,366       48       5.83     528,216    6.143     359      699    74.91
$550,000.01 to $600,000.00            17,797,814       31       4.09     574,123    6.370     360      698    73.48
$600,000.01 to $650,000.00            17,138,468       27       3.94     634,758    6.450     359      685    75.07
$650,000.01 to $700,000.00             4,003,600        6       0.92     667,267    6.206     360      683    67.91
$700,000.01 to $750,000.00             5,151,500        7       1.18     735,929    6.304     359      679    72.76
$750,000.01 to $1,000,000.00          26,791,815       30       6.16     893,061    6.057     359      708    68.58
$1,500,000.01 to $2,000,000.00         7,420,750        4       1.71   1,855,188    6.405     359      708    61.77
$2,000,000.01 or greater               2,175,000        1       0.50   2,175,006    6.000     360      777    75.00
------------------------------      ------------    -----    -------    --------    -----     ---      ---   ------
Total:                              $435,018,358    1,359    100.00%    $320,102   6.321%     359      691   75.20%




Geographic Distributions of Mortgaged Properties

                                         CURRENT     # OF       % OF     AVERAGE    GROSS    REMG              ORIG
State                                    BALANCE    LOANS      TOTAL     BALANCE      WAC    TERM     FICO      LTV
-----------------------------       ------------    -----    -------    --------   ------    ----     ----   ------
Alabama                               $1,014,148        6      0.23%    $169,025   6.057%     357      701   80.50%
Arizona                               12,683,526       45       2.92     281,856    6.374     359      688    75.98
Arkansas                                 392,662        3       0.09     130,887    6.540     358      671    77.99
California                           181,356,980      483      41.69     375,480    6.237     359      693    73.69
Colorado                              10,984,115       51       2.52     215,375    6.218     359      684    78.39
Connecticut                            3,512,100       11       0.81     319,282    6.265     359      665    74.11
District of Columbia                   3,580,470       10       0.82     358,047    6.477     359      691    73.14
Florida                               35,250,874      131       8.10     269,091    6.511     359      692    74.79
Georgia                                9,022,446       36       2.07     250,624    6.371     359      685    80.05
Hawaii                                 7,172,475       15       1.65     478,165    6.359     359      686    72.32
Idaho                                    755,520        4       0.17     188,880    6.434     359      668    76.67
Illinois                              17,488,625       65       4.02     269,056    6.647     359      691    77.26
Indiana                                  557,861        2       0.13     278,931    6.357     360      769    80.00
Iowa                                      96,800        1       0.02      96,800    8.625     360      640    80.00
Louisiana                                389,955        2       0.09     194,978    6.875     359      734    86.54
Maine                                  1,767,095        4       0.41     441,774    6.031     359      672    67.37
Maryland                              18,731,306       60       4.31     312,188    6.224     359      678    76.92
Massachusetts                          5,850,152       20       1.34     292,508    6.459     359      700    75.23
Michigan                               2,234,835       13       0.51     171,910    6.030     358      709    81.84
Minnesota                              7,668,594       22       1.76     348,572    6.060     359      708    69.71
Mississippi                              315,000        1       0.07     315,000    6.625     359      658    71.59
Missouri                                 591,672        4       0.14     147,918    6.208     358      685    78.92
Montana                                  148,000        1       0.03     148,000    6.250     359      656    72.20
Nebraska                                 149,625        1       0.03     149,625    6.875     359      757    95.00
Nevada                                14,790,494       49       3.40     301,847    6.306     359      694    76.50
New Hampshire                            689,400        3       0.16     229,800    6.148     359      666    66.07
New Jersey                            10,790,858       34       2.48     317,378    6.478     359      699    77.06
New Mexico                               943,565        4       0.22     235,891    6.619     357      692    82.67
New York                              26,483,378       63       6.09     420,371    6.367     359      706    75.30
North Carolina                         2,278,078       11       0.52     207,098    6.596     359      687    77.44
North Dakota                             143,874        1       0.03     143,874    6.250     358      657    79.99
Ohio                                   2,339,480       11       0.54     212,680    6.318     359      690    72.72
Oklahoma                                 386,000        2       0.09     193,000    6.522     360      705    80.00
Oregon                                 1,037,250        5       0.24     207,450    6.018     360      660    72.06
Pennsylvania                           2,085,063        8       0.48     260,633    6.436     358      717    84.56
Rhode Island                             694,976        2       0.16     347,488    5.992     359      660    78.57
South Carolina                         1,080,224        3       0.25     360,075    6.221     358      693    80.00
Tennessee                                725,427        5       0.17     145,085    6.356     358      721    87.51
Texas                                  5,921,781       28       1.36     211,492    6.407     359      715    78.33
Utah                                   3,214,106       10       0.74     321,411    6.379     359      692    76.32
Virginia                              31,784,548       96       7.31     331,089    6.413     359      678    76.99
Washington                             6,340,944       26       1.46     243,882    6.154     359      678    79.33
West Virginia                            739,656        3       0.17     246,552    6.578     360      679    80.00
Wisconsin                                834,420        4       0.19     208,605    6.375     358      656    73.32
-----------------------------       ------------    -----    -------    --------   ------    ----     ----   ------
Total:                              $435,018,358    1,359    100.00%    $320,102   6.321%     359      691   75.20%


Original Loan-to-Value Ratios

Range of Original                        CURRENT     # OF       % OF     AVERAGE    GROSS    REMG              ORIG
Loan-to-Value Ratios                     BALANCE    LOANS      TOTAL     BALANCE      WAC    TERM     FICO      LTV
-----------------------------       ------------    -----    -------    --------   ------    ----     ----   ------
0.01% to 50.00%                      $10,408,216       38      2.39%    $273,900   6.169%     360      710   42.80%
50.01% to 55.00%                       7,578,899       22       1.74     344,495    6.064     360      692    53.00
55.01% to 60.00%                      12,848,000       30       2.95     428,267    6.148     360      707    58.05
60.01% to 65.00%                      41,472,582      109       9.53     380,482    6.067     359      691    63.66
65.01% to 70.00%                      32,268,903       86       7.42     375,220    6.204     359      683    68.82
70.01% to 75.00%                      47,035,495      115      10.81     409,004    6.286     359      692    73.89
75.01% to 80.00%                     265,974,617      888      61.14     299,521    6.395     359      690    79.73
80.01% to 85.00%                       3,218,245       11       0.74     292,568    6.507     359      716    83.50
85.01% to 90.00%                       6,748,108       27       1.55     249,930    6.347     358      704    89.34
90.01% to 95.00%                       7,465,292       33       1.72     226,221    6.494     359      711    94.57
-----------------------------       ------------    -----    -------    --------   ------    ----     ----   ------
Total:                              $435,018,358    1,359    100.00%    $320,102   6.321%     359      691   75.20%




Current Mortgage Rates

Range of Current                         CURRENT     # OF       % OF     AVERAGE    GROSS    REMG              ORIG
Mortgage Rates                           BALANCE    LOANS      TOTAL     BALANCE      WAC    TERM     FICO      LTV
-----------------------------       ------------    -----    -------    --------   ------    ----     ----   ------
4.001% to 4.500%                        $167,781        1      0.04%    $167,781   4.500%     353      705   95.00%
4.501% to 5.000%                       2,044,260        7       0.47     292,037    4.874     355      707    76.93
5.001% to 5.500%                      12,647,096       46       2.91     274,937    5.435     358      688    73.23
5.501% to 6.000%                     128,110,901      377      29.45     339,817    5.860     359      690    73.02
6.001% to 6.500%                     182,474,206      566      41.95     322,393    6.319     359      686    74.90
6.501% to 7.000%                      74,609,664      239      17.15     312,174    6.751     360      698    78.22
7.001% to 7.500%                      24,654,453       82       5.67     300,664    7.346     360      713    78.11
7.501% to 8.000%                       8,950,501       31       2.06     288,726    7.781     360      697    80.52
8.001% to 8.500%                         491,924        4       0.11     122,981    8.358     360      678    84.86
8.501% to 9.000%                         417,440        4       0.10     104,360    8.760     360      692    79.85
9.001% to 9.500%                          35,132        1       0.01      35,132    9.250     359      688    95.00
9.501% to 10.000%                        415,000        1       0.10     415,000    9.625     360      756    73.84
-----------------------------       ------------    -----    -------    --------   ------    ----     ----   ------
Total:                              $435,018,358    1,359    100.00%    $320,102   6.321%     359      691   75.20%


Property Type

                                         CURRENT     # OF       % OF     AVERAGE    GROSS    REMG              ORIG
Property Type                            BALANCE    LOANS      TOTAL     BALANCE      WAC    TERM     FICO      LTV
-----------------------------        -----------   ------     ------    --------   ------   -----    -----   ------
Single Family Residence             $251,208,104      756     57.75%    $332,286   6.271%     359      691   74.38%
PUD                                  101,330,260      326      23.29     310,829    6.358     359      686    77.53
Condominium                           47,517,770      180      10.92     263,988    6.436     359      695    76.88
Two-to Four-Family                    27,608,865       71       6.35     388,857    6.442     360      706    71.21
Townhouse                              7,353,360       26       1.69     282,822    6.320     359      684    75.31
-----------------------------       ------------    -----    -------    --------   ------    ----     ----   ------
Total:                              $435,018,358    1,359    100.00%    $320,102   6.321%     359      691   75.20%


 Loan Purpose

                                         CURRENT     # OF       % OF     AVERAGE    GROSS    REMG              ORIG
Loan Purpose                             BALANCE    LOANS      TOTAL     BALANCE      WAC    TERM     FICO      LTV
-----------------------------        -----------   ------     ------    --------   ------   -----    -----   ------
Purchase                            $226,747,235      742     52.12%    $305,589   6.419%     359      696   78.85%
Refinance - Cashout                  144,308,442      438      33.17     329,471    6.287     359      684    71.30
Refinance - Rate Term                 63,962,681      179      14.70     357,333    6.051     359      691    71.04
-----------------------------       ------------    -----    -------    --------   ------    ----     ----   ------
Total:                              $435,018,358    1,359    100.00%    $320,102   6.321%     359      691   75.20%


Occupancy

                                         CURRENT     # OF       % OF     AVERAGE    GROSS    REMG              ORIG
Occupancy                                BALANCE    LOANS      TOTAL     BALANCE      WAC    TERM     FICO      LTV
-----------------------------        -----------   ------     ------    --------   ------   -----    -----   ------
Primary                             $391,125,910    1,210     89.91%    $323,245   6.307%     359      689   75.72%
Investment                            28,942,800       98       6.65     295,335    6.510     359      724    68.82
Second Home                           14,949,647       51       3.44     293,130    6.334     359      692    73.84
------------------------------      ------------    -----    -------    --------    -----     ---      ---   ------
Total:                              $435,018,358    1,359    100.00%    $320,102   6.321%     359      691   75.20%


Remaining Months to Scheduled Maturity

Remaining Months                         CURRENT     # OF       % OF     AVERAGE    GROSS    REMG              ORIG
to Scheduled Maturity                    BALANCE    LOANS      TOTAL     BALANCE      WAC    TERM     FICO      LTV
-----------------------------        -----------   ------     ------    --------   ------   -----    -----   ------
353                                   $1,093,647        5      0.25%    $218,729   5.226%     353      747   83.84%
354                                    1,061,890        5       0.24     212,378    5.571     354      727    79.20
355                                    1,721,047        7       0.40     245,864    5.597     355      693    78.22
356                                    2,224,022        8       0.51     278,003    5.946     356      660    79.95
357                                   18,828,203       61       4.33     308,659    6.194     357      666    77.66
358                                   75,668,646      254      17.39     297,908    6.091     358      665    76.94
359                                  128,474,127      401      29.53     320,384    6.201     359      686    75.64
360                                  205,946,776      618      47.34     333,247    6.512     360      707    73.92
-----------------------------        -----------   ------    -------    --------   ------   -----    -----   ------




Documentation

                                         CURRENT     # OF       % OF     AVERAGE    GROSS    REMG              ORIG
Documentation                            BALANCE    LOANS      TOTAL     BALANCE      WAC    TERM     FICO      LTV
-----------------------------        -----------   ------     ------    --------   ------   -----    -----   ------
Stated                              $283,422,702      859     65.15%    $329,945   6.371%     359      692   75.90%
Full Documenation                     74,329,090      243      17.09     305,881    6.101     359      686    78.33
No Documentation                      33,783,553      126       7.77     268,123    6.392     359      697    67.24
No Ratio                              29,368,178       78       6.75     376,515    6.336     359      700    72.49
No Income/No Asset                    12,942,767       47       2.98     275,378    6.325     359      666    68.35
Fast Forward                           1,172,069        6       0.27     195,345    5.817     357      738    80.96
-----------------------------       ------------   ------    -------    --------   ------   -----    -----   ------
Total:                              $435,018,358    1,359    100.00%    $320,102   6.321%     359      691   75.20%


Credit Scores

                                         CURRENT     # OF       % OF     AVERAGE    GROSS    REMG              ORIG
Credit Scores                            BALANCE    LOANS      TOTAL     BALANCE      WAC    TERM     FICO      LTV
-----------------------------        -----------   ------     ------    --------   ------   -----    -----   ------
Not Available                         $1,651,015        5      0.38%    $330,203   6.764%     359        0   74.10%
601 to 620                             2,371,248        7       0.55     338,750    6.100     359      620    77.04
621 to 640                            45,471,403      157      10.45     289,627    6.284     359      631    75.24
641 to 660                            75,457,288      248      17.35     304,263    6.196     359      651    74.47
661 to 680                           100,192,377      316      23.03     317,064    6.201     359      670    75.78
681 to 700                            55,825,853      165      12.83     338,339    6.579     360      691    74.99
701 to 720                            43,819,292      131      10.07     334,498    6.419     359      710    75.81
721 to 740                            36,744,311      106       8.45     346,644    6.373     360      731    75.05
741 to 760                            24,900,155       80       5.72     311,252    6.392     359      751    75.05
761 to 780                            25,897,412       72       5.95     359,686    6.378     360      769    74.88
781 to 800                            19,076,493       59       4.39     323,330    6.275     359      789    76.22
801 to 820                             3,611,512       13       0.83     277,809    6.285     360      806    68.46
-----------------------------       ------------   ------    -------    --------   ------   -----    -----   ------
Total:                              $435,018,358    1,359    100.00%    $320,102   6.321%     359      691   75.20%


Original Prepayment Penalty Term

Original Prepayment                      CURRENT     # OF       % OF     AVERAGE    GROSS    REMG              ORIG
Penalty Term                             BALANCE    LOANS      TOTAL     BALANCE      WAC    TERM     FICO      LTV
-----------------------------       ------------   ------     ------    --------   ------   -----    -----   ------
None                                $299,253,381      909     68.79%    $329,212   6.359%     359      692   75.42%
12 Months                             13,687,003       32       3.15     427,719    6.499     359      688    72.93
24 Months                              3,288,019        9       0.76     365,335    5.904     359      686    75.37
36 Months                            118,789,955      409      27.31     290,440    6.217     359      690    74.89
-----------------------------       ------------   ------    -------    --------   ------   -----    -----   ------
Total:                              $435,018,358    1,359    100.00%    $320,102   6.321%     359      691   75.20%


80% LTV - PMI Analysis

                                         CURRENT     # OF       % OF     AVERAGE    GROSS    REMG              ORIG
80% LTV - PMI Analysis                   BALANCE    LOANS      TOTAL     BALANCE      WAC    TERM     FICO      LTV
-----------------------------        -----------   ------    -------    --------   ------   -----    -----   ------
>80% LTV, with MI                    $17,431,645       71    100.00%    $245,516   6.440%     359      709   90.50%
-----------------------------        -----------   ------    -------    --------   ------   -----    -----   ------
Total:                               $17,431,645       71    100.00%    $245,516   6.440%     359      709   90.50%




Months to Roll

                                         CURRENT     # OF       % OF     AVERAGE    GROSS    REMG              ORIG
Months to Roll                           BALANCE    LOANS      TOTAL     BALANCE      WAC    TERM     FICO      LTV
-----------------------------        -----------   ------    -------    --------   ------   -----    -----   ------
29                                      $461,381        2      0.11%     230,691   4.580%     353      729   85.45%
30                                       770,148        2       0.18     385,074    5.000     354      722    77.33
31                                       856,402        5       0.20     171,280    5.883     355      683    81.28
33                                     2,377,113        6       0.55     396,185    6.233     357      656    76.81
34                                    23,632,271       62       5.43     381,166    5.966     358      669    76.21
35                                    25,422,750       70       5.84     363,182    6.041     359      683    76.24
36                                    28,205,009       78       6.48     361,603    6.506     360      713    73.92
37                                     1,204,000        3       0.28     401,333    6.938     360      708    80.00
53                                       632,266        3       0.15     210,755    5.697     353      760    82.66
54                                       291,743        3       0.07      97,248    7.077     354      739    84.15
55                                       864,645        2       0.20     432,322    5.314     355      704    75.20
56                                     2,224,022        8       0.51     278,003    5.946     356      660    79.95
57                                    16,451,090       55       3.78     299,111    6.189     357      667    77.78
58                                    51,192,219      187      11.77     273,755    6.138     358      662    77.23
59                                    79,275,988      275      18.22     288,276    6.249     359      682    76.55
60                                   119,315,282      383      27.43     311,528    6.467     360      704    73.84
61                                     4,803,978       17       1.10     282,587    6.707     360      718    79.57
82                                       844,155        5       0.19     168,831    6.710     358      705    80.00
83                                    23,775,389       56       5.47     424,561    6.214     359      702    71.94
84                                    51,690,507      135      11.88     382,893    6.589     360      709    73.35
85                                       728,000        2       0.17     364,000    6.683     360      665    80.00
-----------------------------       ------------   ------    -------    --------   ------   -----    -----   ------
Total:                              $435,018,358    1,359    100.00%    $320,102   6.321%     359      691   75.20%


Gross Margins

                                         CURRENT     # OF       % OF     AVERAGE    GROSS    REMG              ORIG
Range of Gross Margin                    BALANCE    LOANS      TOTAL     BALANCE      WAC    TERM     FICO      LTV
-----------------------------        -----------   ------    -------    --------   ------   -----    -----   ------
2.001% to 2.500%                        $657,428        3      0.15%    $219,143   5.793%     359      714   68.27%
2.501% to 3.000%                     434,102,930    1,355      99.79     320,371    6.322     359      691    75.21
3.001% to 3.500%                         258,000        1       0.06     258,000    6.500     360      675    77.48
-----------------------------       ------------   ------    -------    --------   ------   -----    -----   ------
Total:                              $435,018,358    1,359    100.00%    $320,102   6.321%     359      691   75.20%


Maximum Mortgage Rates

Range of Maximum                         CURRENT     # OF       % OF     AVERAGE    GROSS    REMG              ORIG
Mortgage Rates                           BALANCE    LOANS      TOTAL     BALANCE      WAC    TERM     FICO      LTV
-----------------------------        -----------   ------    -------    --------   ------   -----    -----   ------
10.001% to 10.500%                      $167,781        1      0.04%    $167,781   4.500%     353      705   95.00%
10.501% to 11.000%                    10,683,228       30       2.46     356,108    5.647     359      709    70.63
11.001% to 11.500%                    33,383,469       99       7.67     337,207    5.972     359      706    72.68
11.501% to 12.000%                   131,441,643      380      30.22     345,899    5.943     359      690    73.76
12.001% to 12.500%                   164,919,093      523      37.91     315,333    6.341     359      683    75.25
12.501% to 13.000%                    66,129,917      224      15.20     295,223    6.806     360      696    78.32
13.001% to 13.500%                    21,473,193       72       4.94     298,239    7.346     360      714    78.38
13.501% to 14.000%                     5,509,978       21       1.27     262,380    7.775     360      702    80.43
14.001% to 14.500%                       491,924        4      0.11      122,981    8.358     360      678    84.86
14.501% to 15.000%                       368,000        3      0.08      122,667    8.762     360      701    79.83
15.001% to 15.500%                        35,132        1      0.01       35,132    9.250     359      688    95.00
15.501% to 16.000%                       415,000        1      0.10      415,000    9.625     360      756    73.84
-----------------------------        ------------   -----    -------    --------   ------   -----    -----   ------
Total:                              $435,018,358    1,359    100.00%    $320,102   6.321%     359      691   75.20%




Next Rate Adjustment Date

Next Rate                                CURRENT     # OF       % OF     AVERAGE    GROSS    REMG              ORIG
Adjustment Date                          BALANCE    LOANS      TOTAL     BALANCE      WAC    TERM     FICO      LTV
-----------------------------        -----------   ------    -------    --------   ------   -----    -----   ------
May 2008                                $461,381        2      0.11%    $230,691   4.580%     353      729   85.45%
June 2008                                770,148        2       0.18     385,074    5.000     354      722    77.33
July 2008                                856,402        5       0.20     171,280    5.883     355      683    81.28
September 2008                         2,377,113        6       0.55     396,185    6.233     357      656    76.81
October 2008                          23,632,271       62       5.43     381,166    5.966     358      669    76.21
November 2008                         25,422,750       70       5.84     363,182    6.041     359      683    76.24
December 2008                         28,205,009       78       6.48     361,603    6.506     360      713    73.92
January 2009                           1,204,000        3       0.28     401,333    6.938     360      708    80.00
May 2010                                 632,266        3       0.15     210,755    5.697     353      760    82.66
June 2010                                291,743        3       0.07      97,248    7.077     354      739    84.15
July 2010                                864,645        2       0.20     432,322    5.314     355      704    75.20
August 2010                            2,224,022        8       0.51     278,003    5.946     356      660    79.95
September 2010                        16,451,090       55       3.78     299,111    6.189     357      667    77.78
October 2010                          51,192,219      187      11.77     273,755    6.138     358      662    77.23
November 2010                         79,275,988      275      18.22     288,276    6.249     359      682    76.55
December 2010                        119,315,282      383      27.43     311,528    6.467     360      704    73.84
January 2011                           4,803,978       17       1.10     282,587    6.707     360      718    79.57
October 2012                             844,155        5       0.19     168,831    6.710     358      705    80.00
November 2012                         23,775,389       56       5.47     424,561    6.214     359      702    71.94
December 2012                         51,690,507      135      11.88     382,893    6.589     360      709    73.35
January 2013                             728,000        2       0.17     364,000    6.683     360      665    80.00
-----------------------------       ------------    -----    -------    --------   ------   -----    -----   ------
Total:                              $435,018,358    1,359    100.00%    $320,102   6.321%     359      691   75.20%


Initial Fixed Period

                                         CURRENT     # OF       % OF     AVERAGE    GROSS    REMG              ORIG
Initial Fixed Period                     BALANCE    LOANS      TOTAL     BALANCE      WAC    TERM     FICO      LTV
-----------------------------        -----------   ------    -------    --------   ------   -----    -----   ------
36                                   $82,929,074      228     19.06%    $363,724   6.177%     359      689   75.63%
February 1900                        275,051,232      933      63.23     294,803    6.321     359      688    75.67
March 1900                            77,038,052      198      17.71     389,081    6.475     360      706    73.05
-----------------------------       ------------    -----    -------    --------   ------   -----    -----   ------
Total:                              $435,018,358    1,359    100.00%    $320,102   6.321%     359      691   75.20%


Minimum Mortgage Rates

Range of Minimum                         CURRENT     # OF       % OF     AVERAGE    GROSS    REMG              ORIG
Mortgage                                 BALANCE    LOANS      TOTAL     BALANCE      WAC    TERM     FICO      LTV
-----------------------------        -----------   ------    -------    --------   ------   -----    -----   ------
2.001% to 2.500%                        $657,428        3      0.15%    $219,143   5.793%     359      714   68.27%
2.501% to 3.000%                     434,102,930    1,355      99.79     320,371    6.322     359      691    75.21
3.001% to 3.500%                         258,000        1       0.06     258,000    6.500     360      675    77.48
-----------------------------       ------------    -----    -------    --------   ------   -----    -----   ------
Total:                              $435,018,358    1,359    100.00%    $320,102   6.321%     359      691   75.20%


Initial Cap
                                         CURRENT     # OF       % OF     AVERAGE    GROSS    REMG              ORIG
Initial Cap                              BALANCE    LOANS      TOTAL     BALANCE      WAC    TERM     FICO      LTV
-----------------------------        -----------   ------    -------    --------   ------   -----    -----   ------
2.000%                                $5,444,379       14      1.25%    $388,884   6.249%     360      697   74.05%
3.000%                                77,360,295      213      17.78     363,194    6.172     359      689    75.73
5.000%                               352,213,684    1,132      80.97     311,143    6.355     359      692    75.10
-----------------------------       ------------    -----    -------    --------   ------   -----    -----   ------
Total:                              $435,018,358    1,359    100.00%    $320,102   6.321%     359      691   75.20%


Subsequent Cap
                                         CURRENT     # OF       % OF     AVERAGE    GROSS    REMG              ORIG
Subsequent Cap                           BALANCE    LOANS      TOTAL     BALANCE      WAC    TERM     FICO      LTV
-----------------------------        -----------   ------    -------    --------   ------   -----    -----   ------
1.000%                              $119,024,094      333     27.36%    $357,430   6.310%     359      694   73.71%
2.000%                               315,994,264    1,026      72.64     307,987    6.325     359      690    75.76
-----------------------------       ------------    -----    -------    --------   ------   -----    -----   ------
Total:                              $435,018,358    1,359    100.00%    $320,102   6.321%     359      691   75.20%




DTI

                                         CURRENT     # OF       % OF     AVERAGE    GROSS    REMG              ORIG
Range of DTI                             BALANCE    LOANS      TOTAL     BALANCE      WAC    TERM     FICO      LTV
-----------------------------        -----------   ------    -------    --------   ------   -----    -----   ------
Not Available                        $76,094,497      251     17.49%    $303,165   6.359%     359      693   69.45%
0.01% to 5.00%                           359,650        1       0.08     359,650    5.375     359      629    74.93
5.01% to 10.00%                          982,185        5       0.23     196,437    5.964     359      726    63.70
10.01% to 15.00%                       2,453,384       10       0.56     245,338    6.695     360      738    78.90
15.01% to 20.00%                       6,500,734       20       1.49     325,037    6.236     359      721    66.50
20.01% to 25.00%                      17,718,889       52       4.07     340,748    6.208     359      703    74.10
25.01% to 30.00%                      26,048,963       84       5.99     310,107    6.106     359      702    75.79
30.01% to 35.00%                      64,426,650      186      14.81     346,380    6.333     359      692    74.32
35.01% to 40.00%                     100,213,043      306      23.04     327,494    6.286     359      687    76.48
40.01% to 45.00%                     132,180,652      425      30.39     311,013    6.385     359      686    78.30
45.01% to 50.00%                       4,333,492       13       1.00     333,346    6.351     359      693    77.76
50.01% to 55.00%                       3,385,218        5       0.78     677,044    6.228     360      749    77.16
55.01% or greater                        321,000        1       0.07     321,000    5.000     355      761    75.53
-----------------------------       ------------    -----    -------    --------   ------   -----    -----   ------
Total:                              $435,018,358    1,359    100.00%    $320,102   6.321%     359      691   75.20%



[LOGO OMITTED] Merrill Lynch                        COMPUTATIONAL MATERIALS FOR
                                                                 INDX 2005-AR33
-------------------------------------------------------------------------------




                             RMBS New Transaction


                  IndyMac INDX Mortgage Loan Trust 2005-AR33


                            Computational Materials


                         $[550,000,000] (approximate)




                               IndyMac MBS, Inc.
                                   Depositor


                      [GRAPHIC OMITTED] IndyMac MBS, Bank
                          Seller and Master Servicer



                              November [29], 2005

-------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

[LOGO OMITTED] Merrill Lynch                        COMPUTATIONAL MATERIALS FOR
                                                                 INDX 2005-AR33
-------------------------------------------------------------------------------
                               IMPORTANT NOTICES

This document and the information contained herein (the "Computational Materials") are confidential and may not be used by or disclosed to any person other than the person to whom they were originally delivered and such person's legal, tax, financial and/or accounting advisors. If you have received these Computational Materials in error, please notify the sending party immediately
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securities laws, any recipient of these Computational Materials may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the securities, and all materials of any kind relating to such federal tax treatment and structure, other than the identity of the issuer and information that would permit the identification of the issuer.

These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of
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the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in these Computational Materials has been filed with the
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supplement relating to the securities has not been filed with the Securities and Exchange Commission. These Computational Materials shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in these Computational Materials in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in these Computational Materials for definitive information on any matter discussed herein. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.




-------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

Summary of Loans in Statistical Calculation Pool
(As of Calculation Date)
                                                                Range
Total Number of Loans                          228              -----
Total Outstanding Balance                  $82,929,074
Average Loan Balance                         $363,724    $28,500 to $1,000,000
WA Mortgage Rate                              6.177%      4.500% to 9.625%
WA Mortgage Rate Net LPMI                     6.177%      4.500% to 9.625%
Net WAC                                       5.800%      4.123% to 9.248%
ARM Characeristics
WA Gross Margin                               2.750%      2.750% to 2.750%
WA Months to First Roll                         35            29 to 37
WA First Periodic Cap                         2.937%      2.000% to 5.000%
WA Subsequent Periodic Cap                    1.777%      1.000% to 2.000%
WA Lifetime Cap                              12.177%     10.500% to 15.625%
WA Lifetime Floor                             2.750%       .750% to 2.750%
WA Original Term (months)                      360           360 to 360
WA Remaining Term (months)                     359           353 to 360
WA Age (months)                                 1              0 to 7
WA LTV                                        75.63%      22.22% to 95.00%
WA FICO                                        689
WA DTI%                                       37.30%
Secured by (% of pool) 1st Liens             100.00%
2nd Liens                                     0.00%
Prepayment Penalty at Loan Orig
(% of all loans)      26.36%
Prepay Moves Exempted Soft                    26.36%
Hard Prepay                                   0.00%
No Prepay                                     73.64%
Unknown Prepay                                0.00%
Percent of IO                                 89.76%



                                                                                                                    Original
    Top 5 States    Top 5 Property Types      Documentation               Purpose                Occupancy        Penalty Term
-----------------  --------------------   ------------------   ----------------------------  ------------------  -----------------
California  45.97% Single Family  60.66%  Stated       71.29%  Purchase               59.14%  Primary    86.78%  None        73.64%
Florida     6.81   PUD            25.44   Full         17.71   Refinance - Cashout    21.95   Investment  6.88   12 Months    5.1
Virginia    6.18   Condo           6.75   No Ratio      5.94   Refinance - Rate Term  18.91   Second Home 6.34   24 Months    0.3
New York    4.95   2-4 Family      5.14   No Doc        3.55                                                     36 Months   21.0
Maryland    4.84   Townhouse       2.02   NINA          1.30
                                          FastForward   0.20



Product Types

                                         CURRENT     # OF       % OF     AVERAGE    GROSS    REMG              ORIG
Product Types                            BALANCE    LOANS      TOTAL     BALANCE      WAC    TERM     FICO      LTV
-----------------------------        -----------    -----    -------    --------   ------    ----     ----   ------
3/27 1 Year LIBOR 10 Year IO          $5,255,642       13      6.34%    $404,280   6.249%     360      698   73.48%
3/27 1 Year Treasury                   6,923,473       14       8.35     494,534    6.169     359      707    70.46
3/27 1 Year Treasury 3 Year IO        52,230,703      152      62.98     343,623    6.179     359      686    77.42
3/27 6 Month LIBOR                     1,571,513        6        1.9     261,919    6.952     359      689    77.62
3/27 6 Month LIBOR 3 Year IO           8,511,731       23      10.26     370,075    6.003     358      676    72.87
3/27 6 Month LIBOR 10 Year IO          8,436,012       20      10.17     421,801    6.156     359      704    72.51
-----------------------------        -----------    -----    -------    --------   ------    ----     ----   ------
Total:                               $82,929,074      228    100.00%    $363,724   6.177%     359      689   75.63%


Current Mortgage Loan Principal Balances


Range of Current Mortgage                CURRENT     # OF       % OF     AVERAGE    GROSS    REMG              ORIG
Loan Principal Balances                  BALANCE    LOANS      TOTAL     BALANCE      WAC    TERM     FICO      LTV
-----------------------------       ------------    -----    -------    --------   ------    ----     ----   ------
$0.01 to $50,000.00                      $28,500        1      0.03%     $28,500   8.250%     360      784   95.00%
$50,000.01 to $100,000.00                402,746        5       0.49      80,549    6.330     358      724    54.88
$100,000.01 to $150,000.00             1,204,291       10       1.45     120,429    6.200     359      682    78.15
$150,000.01 to $200,000.00             4,018,716       22       4.85     182,669    5.912     358      669    78.25
$200,000.01 to $250,000.00             6,639,762       30       8.01     221,325    6.365     359      695    76.83
$250,000.01 to $300,000.00             8,026,183       29       9.68     276,765    6.177     359      691    77.30
$300,000.01 to $350,000.00             6,452,340       20       7.78     322,617    6.187     359      698    76.87
$350,000.01 to $400,000.00            11,520,855       31      13.89     371,640    6.200     359      685    77.45
$400,000.01 to $450,000.00             9,656,279       23      11.64     419,838    6.572     359      682    79.46
$450,000.01 to $500,000.00             6,733,481       14       8.12     480,963    6.136     359      679    75.92
$500,000.01 to $550,000.00            11,068,804       21      13.35     527,086    5.968     359      686    75.53
$550,000.01 to $600,000.00             2,237,664        4       2.70     559,416    6.188     359      687    75.69
$600,000.01 to $650,000.00             3,852,827        6       4.65     642,138    6.191     358      674    75.80
$750,000.01 to $1,000,000.00          11,086,625       12      13.37     923,885    5.997     359      713    67.07
-----------------------------        -----------    -----    -------    --------   ------    ----     ----   ------
Total:                               $82,929,074      228    100.00%    $363,724   6.177%     359      689   75.63%


Geographic Distributions of Mortgaged Properties

                                         CURRENT     # OF       % OF     AVERAGE    GROSS    REMG              ORIG
State                                    BALANCE    LOANS      TOTAL     BALANCE      WAC    TERM     FICO      LTV
-----------------------------       ------------    -----    -------    --------   ------    ----     ----   ------
Alabama                                 $477,348        3      0.58%    $159,116   5.347%     355      724   80.00%
Arizona                                2,809,008        8       3.39     351,126    5.924     358      671    77.05
Arkansas                                 281,262        2       0.34     140,631    6.704     358      672    77.19
California                            38,123,147       95      45.97     401,296    6.182     359      692    75.85
Colorado                               2,099,530        8       2.53     262,441    6.173     359      684    78.24
Connecticut                              325,600        1       0.39     325,600    6.250     358      661    80.00
District of Columbia                     532,000        1       0.64     532,000    6.500     359      664    80.00
Florida                                5,645,611       22       6.81     256,619    6.448     359      666    73.91
Georgia                                1,908,620        6       2.30     318,103    6.418     359      693    79.33
Hawaii                                   237,600        1       0.29     237,600    5.875     358      648    80.00
Illinois                               1,895,627        4       2.29     473,907    6.118     358      667    67.23
Maine                                  1,425,000        2       1.72     712,500    5.854     359      654    66.48
Maryland                               4,016,714       10       4.84     401,671    5.868     358      675    79.40
Massachusetts                            390,000        1       0.47     390,000    6.125     359      653    67.24
Michigan                                 427,000        2       0.51     213,500    5.625     359      624    78.05
Minnesota                              1,843,350        4       2.22     460,837    6.052     360      734    63.46
Nevada                                 4,101,996       10       4.95     410,200    6.227     359      699    74.76
New Hampshire                            474,400        2       0.57     237,200    6.046     358      658    74.83
New Jersey                             1,972,900        6       2.38     328,817    6.040     359      705    73.76
New Mexico                               167,781        1       0.20     167,781    4.500     353      705    95.00
New York                               5,124,300       12       6.18     427,025    6.434     359      716    78.37
North Carolina                           459,173        2       0.55     229,586    5.970     358      659    79.98
North Dakota                             143,874        1       0.17     143,874    6.250     358      657    79.99
Ohio                                     653,200        2       0.79     326,600    6.270     360      725    58.95
Oklahoma                                 106,400        1       0.13     106,400    6.250     360      746    80.00
Oregon                                   240,000        1       0.29     240,000    5.850     359      651    80.00
South Carolina                           477,829        1       0.58     477,829    6.250     357      671    80.00
Tennessee                                 28,500        1       0.03      28,500    8.250     360      784    95.00
Texas                                    587,185        2       0.71     293,593    6.108     360      736    70.97
Utah                                   1,418,700        3       1.71     472,900    5.839     359      694    74.04
Virginia                               3,494,219        9       4.21     388,247    6.285     359      692    78.69
Washington                             1,041,200        4       1.26     260,300    6.353     359      677    79.97
-----------------------------        -----------    -----    -------    --------   ------    ----     ----   ------
Total:                               $82,929,074      228    100.00%    $363,724   6.177%     359      689   75.63%




Original Loan-to-Value Ratios

Range of Original                        CURRENT       # OF     % OF     AVERAGE    GROSS    REMG              ORIG
Loan-to-Value Ratios                     BALANCE      LOANS    TOTAL     BALANCE      WAC    TERM     FICO      LTV
-----------------------------        -----------    -----    -------    --------   ------    ----     ----   ------
0.01% to 50.00%                       $1,426,250        4      1.72%    $356,563   6.448%     360      783   46.31%
50.01% to 55.00%                       1,630,950        4       1.97     407,738    6.030     360      705    53.10
55.01% to 60.00%                       1,453,000        2       1.75     726,500    5.916     359      649    58.35
60.01% to 65.00%                       8,077,800       17       9.74     475,165    5.963     359      699    63.58
65.01% to 70.00%                       6,196,650       16       7.47     387,291    6.122     359      681    68.90
70.01% to 75.00%                       9,195,798       22      11.09     417,991    6.179     359      686    73.78
75.01% to 80.00%                      51,817,640      151      62.48     343,163    6.226     359      687    79.76
80.01% to 85.00%                         364,000        1       0.44     364,000    6.125     358      706    81.07
85.01% to 90.00%                       1,556,155        6       1.88     259,359    6.128     358      705    88.51
90.01% to 95.00%                       1,210,831        5       1.46     242,166    6.011     358      681    95.00
-----------------------------        -----------    -----    -------    --------   ------    ----     ----   ------
Total:                               $82,929,074      228    100.00%    $363,724   6.177%     359      689   75.63%


Current Mortgage Rates

Range of Current                         CURRENT     # OF       % OF     AVERAGE    GROSS    REMG              ORIG
Mortgage Rates                           BALANCE    LOANS      TOTAL     BALANCE      WAC    TERM     FICO      LTV
-----------------------------        -----------    -----    -------    --------   ------    ----     ----   ------
4.001% to 4.500%                        $167,781        1      0.20%    $167,781   4.500%     353      705   95.00%
4.501% to 5.000%                       1,114,800        3       1.34     371,600    4.786     354      702    80.00
5.001% to 5.500%                       5,750,533       18       6.93     319,474    5.437     359      693    72.93
5.501% to 6.000%                      32,080,513       79      38.68     406,082    5.850     359      684    74.52
6.001% to 6.500%                      27,694,063       77      33.39     359,663    6.308     359      686    76.12
6.501% to 7.000%                      11,950,564       36      14.41     331,960    6.734     360      697    76.54
7.001% to 7.500%                       2,909,720        9       3.51     323,302    7.329     360      720    80.71
7.501% to 8.000%                         817,600        3       0.99     272,533    7.906     360      707    80.00
8.001% to 8.500%                          28,500        1       0.03      28,500    8.250     360      784    95.00
9.501% to 10.000%                        415,000        1       0.50     415,000    9.625     360      756    73.84
-----------------------------        -----------    -----    -------    --------   ------    ----     ----   ------
Total:                               $82,929,074      228    100.00%    $363,724   6.177%     359      689   75.63%


Property Type

                                         CURRENT     # OF       % OF     AVERAGE    GROSS    REMG              ORIG
Property Type                            BALANCE    LOANS      TOTAL     BALANCE      WAC    TERM     FICO      LTV
-----------------------------        -----------    -----    -------    --------   ------    ----     ----   ------
Single Family Residence              $50,301,798      136     60.66%    $369,866   6.134%     359      688   75.29%
PUD                                   21,096,788       60      25.44     351,613    6.183     359      686    78.37
Condo                                  5,597,263       21       6.75     266,536    6.542     359      692    74.13
2-4 Family                             4,259,225        8       5.14     532,403    6.183     359      731    71.23
Townhouse                              1,674,000        3       2.02     558,000    6.124     359      659    67.29
-----------------------------        -----------    -----    -------    --------   ------    ----     ----   ------
Total:                               $82,929,074      228    100.00%    $363,724   6.177%     359      689   75.63%


Loan Purpose

                                         CURRENT     # OF       % OF     AVERAGE    GROSS    REMG              ORIG
Loan Purpose                             BALANCE    LOANS      TOTAL     BALANCE      WAC    TERM     FICO      LTV
-----------------------------        -----------    -----    -------    --------   ------    ----     ----   ------
Purchase                             $49,046,413      142     59.14%    $345,397   6.233%     359      694   78.96%
Refinance - Cashout                   18,203,077       49      21.95     371,491    6.256     359      676    72.22
Refinance - Rate Term                 15,679,584       37      18.91     423,773    5.908     359      690    69.13
-----------------------------        -----------    -----    -------    --------   ------    ----     ----   ------
Total:                               $82,929,074      228    100.00%    $363,724   6.177%     359      689   75.63%

Occupancy
                                         CURRENT     # OF       % OF     AVERAGE    GROSS    REMG              ORIG
Occupancy                                BALANCE    LOANS      TOTAL     BALANCE      WAC    TERM     FICO      LTV
-----------------------------        -----------    -----    -------    --------   ------    ----     ----   ------
Primary                              $71,967,844      200     86.78%    $359,839   6.144%     359      686   76.73%
Investment                             5,703,755       14       6.88     407,411    6.546     359      739    66.25
Second Home                            5,257,474       14       6.34     375,534    6.228     359      688    70.68
-----------------------------        -----------    -----    -------    --------   ------    ----     ----   ------
Total:                               $82,929,074      228    100.00%    $363,724   6.177%     359      689   75.63%




Remaining Months to Scheduled Maturity

Remaining Months                         CURRENT     # OF       % OF     AVERAGE    GROSS    REMG              ORIG
to Scheduled Maturity                    BALANCE    LOANS      TOTAL     BALANCE      WAC    TERM     FICO      LTV
-----------------------------        -----------    -----    -------    --------   ------    ----     ----   ------
353                                     $461,381        2      0.56%    $230,691   4.580%     353      729   85.45%
354                                      770,148        2       0.93     385,074    5.000     354      722    77.33
355                                      856,402        5       1.03     171,280    5.883     355      683    81.28
357                                    2,377,113        6       2.87     396,185    6.233     357      656    76.81
358                                   23,632,271       62      28.50     381,166    5.966     358      669    76.21
359                                   25,422,750       70      30.66     363,182    6.041     359      683    76.24
360                                   29,409,009       81      35.46     363,074    6.523     360      713    74.17
-----------------------------        -----------    -----    -------    --------   ------    ----     ----   ------
Total:                               $82,929,074      228    100.00%    $363,724   6.177%     359      689   75.63%


Documentation

                                         CURRENT     # OF       % OF     AVERAGE    GROSS    REMG              ORIG
Documentation                            BALANCE    LOANS      TOTAL     BALANCE      WAC    TERM     FICO      LTV
-----------------------------        -----------    -----    -------    --------   ------    ----     ----   ------
Stated                               $59,123,551      155     71.29%    $381,442   6.231%     359      690   75.63%
Full Documenation                     14,690,852       47      17.71     312,571    5.887     358      683    80.16
No Ratio                               4,923,427       10       5.94     492,343    6.318     359      710    70.99
No Documentation                       2,941,813       11       3.55     267,438    6.280     359      686    62.46
No Income/No Asset                     1,081,650        4       1.30     270,413    6.468     360      639    67.54
Fast Forward                             167,781        1       0.20     167,781    4.500     353      705    95.00
-----------------------------        -----------    -----    -------    --------   ------    ----     ----   ------
Total:                               $82,929,074      228    100.00%    $363,724   6.177%     359      689   75.63%


Credit Scores

Range of                                 CURRENT     # OF       % OF     AVERAGE    GROSS    REMG              ORIG
Credit Scores                            BALANCE    LOANS      TOTAL     BALANCE      WAC    TERM     FICO      LTV
-----------------------------        -----------    -----    -------    --------   ------    ----     ----   ------
Not Available                           $168,000        1      0.20%    $168,000   6.375%     360       NA   80.00%
601 to 620                               405,930        1       0.49     405,930    6.750     358      620    70.60
621 to 640                             7,379,867       24       8.90     307,494    6.033     359      632    73.03
641 to 660                            17,122,024       47      20.65     364,298    5.985     359      653    75.35
661 to 680                            19,924,201       49      24.03     406,616    6.083     359      671    76.64
681 to 700                             9,645,388       29      11.63     332,600    6.601     360      690    78.36
701 to 720                             8,389,546       23      10.12     364,763    6.197     358      711    79.48
721 to 740                             7,103,688       19       8.57     373,878    6.158     360      730    75.44
741 to 760                             6,296,885       17       7.59     370,405    6.426     359      751    73.96
761 to 780                             4,207,331       11       5.07     382,485    6.221     360      771    67.84
781 to 800                             1,772,214        5       2.14     354,443    6.014     360      783    74.39
801 to 820                               514,000        2       0.62     257,000    6.807     360      810    61.88
-----------------------------        -----------    -----    -------    --------   ------    ----     ----   ------
Total:                               $82,929,074      228    100.00%    $363,724   6.177%     359      689   75.63%


Original Prepayment Penalty Term

Original Prepayment                      CURRENT     # OF       % OF     AVERAGE    GROSS    REMG              ORIG
Penalty Term                             BALANCE    LOANS      TOTAL     BALANCE      WAC    TERM     FICO      LTV
-----------------------------        -----------    -----    -------    --------   ------    ----     ----   ------
None                                 $61,065,990      161     73.64%    $379,292   6.156%     359      691   75.61%
12 Months                              4,244,564        8       5.12     530,571    6.361     359      705    76.22
24 Months                                247,950        1       0.30     247,950    5.625     358      668    79.98
36 Months                             17,370,570       58      20.95     299,493    6.213     359      680    75.46
-----------------------------        -----------    -----    -------    --------   ------    ----     ----   ------
Total:                               $82,929,074      228    100.00%    $363,724   6.177%     359      689   75.63%


80% LTV - PMI Analysis

                                         CURRENT     # OF       % OF     AVERAGE    GROSS    REMG              ORIG
80% LTV - PMI Analysis                   BALANCE    LOANS      TOTAL     BALANCE      WAC    TERM     FICO      LTV
-----------------------------        -----------    -----    -------    --------   ------    ----     ----   ------
>80% LTV, with MI                     $3,130,986       12    100.00%    $260,915   6.082%     358      696   90.15%
-----------------------------        -----------    -----    -------    --------   ------    ----     ----   ------
Total:                                $3,130,986       12    100.00%    $260,915   6.082%     358      696   90.15%




Months to Roll

                                         CURRENT     # OF       % OF     AVERAGE    GROSS    REMG              ORIG
Months to Roll                           BALANCE    LOANS      TOTAL     BALANCE      WAC    TERM     FICO      LTV
-----------------------------        -----------    -----    -------    --------   ------    ----     ----   ------
29                                      $461,381        2      0.56%    $230,691   4.580%     353      729   85.45%
30                                       770,148        2       0.93     385,074    5.000     354      722    77.33
31                                       856,402        5       1.03     171,280    5.883     355      683    81.28
33                                     2,377,113        6       2.87     396,185    6.233     357      656    76.81
34                                    23,632,271       62      28.50     381,166    5.966     358      669    76.21
35                                    25,422,750       70      30.66     363,182    6.041     359      683    76.24
36                                    28,205,009       78      34.01     361,603    6.506     360      713    73.92
37                                     1,204,000        3       1.45     401,333    6.938     360      708    80.00
-----------------------------        -----------    -----    -------    --------   ------    ----     ----   ------
Total:                               $82,929,074      228    100.00%    $363,724   6.177%     359      689   75.63%


Gross Margins

                                         CURRENT     # OF       % OF     AVERAGE    GROSS    REMG              ORIG
Range of Gross Margins                   BALANCE    LOANS      TOTAL     BALANCE      WAC    TERM     FICO      LTV
-----------------------------        -----------    -----    -------    --------   ------    ----     ----   ------
2.501% to 3.000%                     $82,929,074      228    100.00%    $363,724   6.177%     359      689   75.63%
-----------------------------        -----------    -----    -------    --------   ------    ----     ----   ------
Total:                               $82,929,074      228    100.00%    $363,724   6.177%     359      689   75.63%


Maximum Mortgage Rates

Range of Maximum                         CURRENT     # OF       % OF     AVERAGE    GROSS    REMG              ORIG
Mortgage Rates                           BALANCE    LOANS      TOTAL     BALANCE      WAC    TERM     FICO      LTV
-----------------------------        -----------    -----    -------    --------   ------    ----     ----   ------
10.001% to 10.500%                      $167,781        1      0.20%    $167,781   4.500%     353      705   95.00%
10.501% to 11.000%                     1,114,800        3       1.34     371,600    4.786     354      702    80.00
11.001% to 11.500%                     5,750,533       18       6.93     319,474    5.437     359      693    72.93
11.501% to 12.000%                    32,080,513       79      38.68     406,082    5.850     359      684    74.52
12.001% to 12.500%                    27,694,063       77      33.39     359,663    6.308     359      686    76.12
12.501% to 13.000%                    11,950,564       36      14.41     331,960    6.734     360      697    76.54
13.001% to 13.500%                     2,909,720        9       3.51     323,302    7.329     360      720    80.71
13.501% to 14.000%                       817,600        3       0.99     272,533    7.906     360      707    80.00
14.001% to 14.500%                        28,500        1       0.03      28,500    8.250     360      784    95.00
15.501% to 16.000%                       415,000        1       0.50     415,000    9.625     360      756    73.84
-----------------------------        -----------    -----    -------    --------   ------    ----     ----   ------
Total:                               $82,929,074      228    100.00%    $363,724   6.177%     359      689   75.63%


Next Rate Adjustment Date

Next Rate                                CURRENT     # OF       % OF     AVERAGE    GROSS    REMG              ORIG
Adjustment Date                          BALANCE    LOANS      TOTAL     BALANCE      WAC    TERM     FICO      LTV
-----------------------------        -----------    -----    -------    --------   ------    ----     ----   ------
May 2008                                $461,381        2      0.56%    $230,691   4.580%     353      729   85.45%
June 2008                                770,148        2       0.93     385,074    5.000     354      722    77.33
July 2008                                856,402        5       1.03     171,280    5.883     355      683    81.28
September 2008                         2,377,113        6       2.87     396,185    6.233     357      656    76.81
October 2008                          23,632,271       62      28.50     381,166    5.966     358      669    76.21
November 2008                         25,422,750       70      30.66     363,182    6.041     359      683    76.24
December 2008                         28,205,009       78      34.01     361,603    6.506     360      713    73.92
January 2009                           1,204,000        3       1.45     401,333    6.938     360      708    80.00
-----------------------------        -----------    -----    -------    --------   ------    ----     ----   ------
Total:                               $82,929,074      228    100.00%    $363,724   6.177%     359      689   75.63%


Initial Fixed Period

                                         CURRENT     # OF       % OF     AVERAGE    GROSS    REMG              ORIG
Initial Fixed Period                     BALANCE    LOANS      TOTAL     BALANCE      WAC    TERM     FICO      LTV
-----------------------------        -----------    -----    -------    --------   ------    ----     ----   ------
36                                   $82,929,074      228    100.00%    $363,724   6.177%     359      689   75.63%
-----------------------------        -----------    -----    -------    --------   ------    ----     ----   ------
Total:                               $82,929,074      228    100.00%    $363,724   6.177%     359      689   75.63%




Minimum Mortgage Rates

Range of Minimum                         CURRENT     # OF       % OF     AVERAGE    GROSS    REMG              ORIG
Mortgage Rates                           BALANCE    LOANS      TOTAL     BALANCE      WAC    TERM     FICO      LTV
-----------------------------        -----------    -----    -------    --------   ------    ----     ----   ------
2.501% to 3.000%                     $82,929,074      228    100.00%    $363,724   6.177%     359      689   75.63%
-----------------------------        -----------    -----    -------    --------   ------    ----     ----   ------
Total:                               $82,929,074      228    100.00%    $363,724   6.177%     359      689   75.63%


Initial Cap

                                         CURRENT     # OF       % OF     AVERAGE    GROSS    REMG              ORIG
Initial Cap                              BALANCE    LOANS      TOTAL     BALANCE      WAC    TERM     FICO      LTV
-----------------------------        -----------    -----    -------    --------   ------    ----     ----   ------
2.000%                                $5,444,379       14      6.57%    $388,884   6.249%     360      697   74.05%
3.000%                                77,360,295      213      93.28     363,194    6.172     359      689    75.73
5.000%                                   124,400        1       0.15     124,400    5.875     359      771    79.74
-----------------------------        -----------    -----    -------    --------   ------    ----     ----   ------
Total:                               $82,929,074      228    100.00%    $363,724   6.177%     359      689   75.63%


Subsequent Cap

                                         CURRENT     # OF       % OF     AVERAGE    GROSS    REMG              ORIG
Subsequent Cap                           BALANCE    LOANS      TOTAL     BALANCE      WAC    TERM     FICO      LTV
-----------------------------        -----------    -----    -------    --------   ------    ----     ----   ------
1.000%                               $18,519,256       49     22.33%    $377,944   6.153%     359      690   73.11%
2.000%                                64,409,818      179      77.67     359,831    6.183     359      689    76.35
-----------------------------        -----------    -----    -------    --------   ------    ----     ----   ------
Total:                               $82,929,074      228    100.00%    $363,724   6.177%     359      689   75.63%


DTI

                                         CURRENT     # OF       % OF     AVERAGE    GROSS    REMG              ORIG
Range of DTI                             BALANCE    LOANS      TOTAL     BALANCE      WAC    TERM     FICO      LTV
-----------------------------        -----------    -----    -------    --------   ------    ----     ----   ------
Not Available                         $8,946,890       25     10.79%    $357,876   6.323%     359      694   67.77%
5.01% to 10.00%                          364,185        1       0.44     364,185    6.250     360      750    60.70
15.01% to 20.00%                       1,485,750        3       1.79     495,250    6.102     360      741    54.18
20.01% to 25.00%                       2,846,366        8       3.43     355,796    6.347     358      690    81.07
25.01% to 30.00%                       5,077,124       17       6.12     298,654    5.838     359      694    78.31
30.01% to 35.00%                      10,614,121       29      12.80     366,004    6.122     359      689    75.09
35.01% to 40.00%                      25,257,587       62      30.46     407,380    6.087     359      680    74.95
40.01% to 45.00%                      27,426,280       81      33.07     338,596    6.283     359      693    79.02
45.01% to 50.00%                         488,153        1       0.59     488,153    5.750     358      652    80.00
50.01% to 55.00%                         422,618        1       0.51     422,618    6.500     359      721    89.62
-----------------------------        -----------    -----    -------    --------   ------    ----     ----   ------
Total:                               $82,929,074      228    100.00%    $363,724   6.177%     359      689   75.63%


                                                    COMPUTATIONAL MATERIALS FOR
[LOGO OMITTED] Merrill Lynch                                     INDX 2005-AR33
-------------------------------------------------------------------------------




                              RMBS New Transaction


                   IndyMac INDX Mortgage Loan Trust 2005-AR33



                            Computational Materials



                          $[550,000,000] (approximate)




                               IndyMac MBS, Inc.
                                   Depositor

                         [LOGO OMITTED] IndyMac Bank SM
                           Seller and Master Servicer






                              November [29], 2005

-------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.
                                                                              1

                                                    COMPUTATIONAL MATERIALS FOR
[LOGO OMITTED] Merrill Lynch                                     INDX 2005-AR33
-------------------------------------------------------------------------------


                               IMPORTANT NOTICES

This document and the information contained herein (the "Computational Materials") are confidential and may not be used by or disclosed to any person other than the person to whom they were originally delivered and such person's legal, tax, financial and/or accounting advisors. If you have received these Computational Materials in error, please notify the sending party immediately by telephone and return the original to such party by mail. Notwithstanding the foregoing, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the securities, and all materials of any kind relating to such federal tax treatment and structure, other than the identity of the issuer and information that would permit the identification of the issuer.

These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in these Computational Materials has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities has not been filed with the Securities and Exchange Commission. These Computational Materials shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in these Computational Materials in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in these Computational Materials for definitive information on any matter discussed herein. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.









-------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.
                                                                              2

Summary of Loans in Statistical Calculation Pool
(As of Calculation Date)

                                                              Range
Total Number of Loans                         794             -----
Total Outstanding Balance                 $197,903,357
Average Loan Balance                        $249,249    $56,902 to $552,500
WA Mortgage Rate                             6.301%      4.875% to 8.750%
WA Mortgage Rate Net LPMI                    6.301%      4.875% to 8.750%
Net WAC                                      5.920%      4.494% to 8.369%
ARM Characeristics
WA Gross Margin                              2.749%      2.250% to 3.050%
WA Months to First Roll                        59            53 to 61
WA First Periodic Cap                        5.000%      5.000% to 5.000%
WA Subsequent Periodic Cap                   1.851%      1.000% to 2.000%
WA Lifetime Cap                             12.258%     10.625% to 14.750%
WA Lifetime Floor                            2.749%      2.250% to 3.050%
WA Original Term (months)                     360           360 to 360
WA Remaining Term (months)                    359           353 to 360
WA Age (months)                                1              0 to 7
WA LTV                                       76.26%      25.00% to 95.00%
WA FICO                                       686
WA DTI%                                      36.65%
Secured by (% of pool) 1st Liens            100.00%
2nd Liens                                    0.00%
Prepayment Penalty at Loan Orig
(% of all loans)                             33.11%
Prepay Moves Exempted Soft                   33.11%
Hard Prepay                                  0.00%
No Prepay                                    66.89%
Unknown Prepay                               0.00%
Percent of IO                                93.55%


                                                                                                                    Original
    Top 5 States    Top 5 Property Types      Documentation               Purpose                Occupancy        Penalty Term
-----------------  --------------------   ------------------   ----------------------------  ------------------  -----------------
California  36.46% Single Family  52.83%  Stated       64.56%  Purchase               54.00%  Primary    89.73%  None        66.89%
Florida       8.56 PUD             24.12  Full          13.37  Refinance - Cashout     35.10  Investment   7.34  12 Months     1.62
Virginia      7.89 Condo           13.94  No Doc        11.47  Refinance - Rate Term    10.9  Second Home  2.93  24 Months     0.89
Illinois      5.77 2-4 Family       7.66  No Ratio       5.65                                                    36 Months    30.60
Maryland      4.80 Townhouse        1.45  NINA           4.44
                                          FastForward    0.51





Product Types

                                         CURRENT     # OF       % OF     AVERAGE    GROSS    REMG              ORIG
Product Types                            BALANCE    LOANS      TOTAL     BALANCE      WAC    TERM     FICO      LTV
-------------------------------     ------------    -----    -------   ---------   ------    ----     ----   ------
5/25 1 Year LIBOR                     $2,939,503       14      1.49%   $209,965    6.084%     360      693   72.80%
5/25 1 Year LIBOR 10 Year IO           5,941,412       21       3.00    282,924     6.582     360      722    78.51
5/25 1 Year Treasury                   6,614,468       30       3.34    220,482     6.038     359      679    72.80
5/25 1 Year Treasury 10 Year IO      153,014,629      608      77.32    251,669     6.315     359      686    76.59
5/25 6 Month LIBOR                     3,205,121       15       1.62    213,675     6.225     358      663    75.49
5/25 6 Month LIBOR 5 Year IO          15,478,747       63       7.82    245,694     6.042     358      674    75.75
5/25 6 Month LIBOR 10 Year IO         10,709,476       43       5.41    249,058     6.567     360      698    74.30
-------------------------------     ------------    -----    -------   ---------   ------    ----     ----   ------
Total:                              $197,903,357      794    100.00%   $249,249    6.301%     359      686   76.26%


Current Mortgage Loan Principal Balances

Range of Current Mortgage                CURRENT       # OF     % OF    AVERAGE     GROSS     REMG             ORIG
Loan Principal Balances                  BALANCE      LOANS    TOTAL    BALANCE       WAC     TERM     FICO     LTV
-------------------------------     ------------      -----    -------  ---------   ------    ----     ----   ------
$50,000.01 to $100,000.00             $1,260,741         16    0.64%    $78,796    6.526%      359      720  77.37%
$100,000.01 to $150,000.00            10,897,847         84     5.51    129,736     6.373      359      682   76.63
$150,000.01 to $200,000.00            21,859,932        124    11.05    176,290     6.345      359      687   75.72
$200,000.01 to $250,000.00            37,916,317        167    19.16    227,044     6.293      359      686   76.00
$250,000.01 to $300,000.00            53,392,197        193    26.98    276,644     6.283      359      681   76.46
$300,000.01 to $350,000.00            46,759,914        143    23.63    326,992     6.301      359      689   77.31
$350,000.01 to $400,000.00            17,538,029         49     8.86    357,919     6.175      359      679   75.69
$400,000.01 to $450,000.00             3,483,980          8     1.76    435,497     6.643      360      711   76.21
$450,000.01 to $500,000.00             4,241,900          9     2.14    471,322     6.428      360      720   69.37
$550,000.01 to $600,000.00               552,500          1     0.28    552,500     6.000      359      686   69.50
-------------------------------     ------------      -----    -------  ---------   ------    ----     ----   ------
Total:                              $197,903,357        794  100.00%   $249,249    6.301%      359      686  76.26%


Geographic Distributions of Mortgaged
Properties

                                         CURRENT       # OF     % OF    AVERAGE     GROSS     REMG             ORIG
State                                    BALANCE      LOANS    TOTAL    BALANCE       WAC     TERM     FICO     LTV
-------------------------------     ------------      -----    -------  ---------   ------    ----     ----   ------
Alabama                                 $106,800          1    0.05%   $106,800    6.750%      357      631  80.00%
Arizona                                5,115,269         24     2.58    213,136     6.533      359      699   79.14
Arkansas                                 111,400          1     0.06    111,400     6.125      358      669   80.00
California                            72,146,472        253    36.46    285,164     6.180      359      684   73.77
Colorado                               7,000,045         37     3.54    189,190     6.199      359      675   80.01
Connecticut                            1,262,000          5     0.64    252,400     6.441      359      665   76.94
District of Columbia                   1,074,950          4     0.54    268,738     6.739      360      731   73.61
Florida                               16,938,145         80     8.56    211,727     6.356      359      694   77.00
Georgia                                5,250,076         26     2.65    201,926     6.412      359      680   80.65
Hawaii                                 3,029,875          8     1.53    378,734     6.429      359      677   74.15
Idaho                                    345,520          3     0.17    115,173     6.207      359      723   80.00
Illinois                              11,428,422         50     5.77    228,568     6.720      359      693   79.19
Indiana                                   68,000          1     0.03     68,000     7.125      360      796   80.00
Louisiana                                220,000          1     0.11    220,000     6.875      359      753   80.00
Maine                                    342,095          2     0.17    171,048     6.766      360      746   71.09
Maryland                               9,490,489         36     4.80    263,625     6.287      359      668   76.62
Massachusetts                          4,569,152         17     2.31    268,774     6.480      359      705   76.94
Michigan                               1,355,764          7     0.69    193,681     5.812      358      746   81.62
Minnesota                              2,938,995         15     1.49    195,933     6.230      359      685   79.79
Mississippi                              315,000          1     0.16    315,000     6.625      359      658   71.59
Missouri                                 591,672          4     0.30    147,918     6.208      358      685   78.92
Montana                                  148,000          1     0.07    148,000     6.250      359      656   72.20
Nebraska                                 149,625          1     0.08    149,625     6.875      359      757   95.00
Nevada                                 9,126,341         35     4.61    260,753     6.319      359      688   77.22
New Hampshire                            215,000          1     0.11    215,000     6.375      360      683   46.74
New Jersey                             6,119,087         22     3.09    278,140     6.381      359      696   76.61
New Mexico                               775,784          3     0.39    258,595     7.077      358      689   80.00
New York                               7,121,518         24     3.60    296,730     6.392      359      706   76.11
North Carolina                         1,411,019          7     0.71    201,574     6.608      360      687   75.88
Ohio                                     811,160          6     0.41    135,193     6.286      359      649   75.95
Oklahoma                                 279,600          1     0.14    279,600     6.625      360      689   80.00
Oregon                                   797,250          4     0.40    199,313     6.069      360      663   69.66
Pennsylvania                             904,573          5     0.46    180,915     6.593      359      726   85.12
Rhode Island                             358,976          1     0.18    358,976     5.750      358      671   77.24
South Carolina                           602,395          2     0.30    301,198     6.199      358      710   80.00
Tennessee                                696,927          4     0.35    174,232     6.278      358      718   87.20
Texas                                  2,680,326         17     1.35    157,666     6.219      358      697   79.18
Utah                                     572,800          3     0.29    190,933     6.204      358      659   80.00
Virginia                              15,620,098         56     7.89    278,930     6.262      359      671   76.76
Washington                             4,238,660         18     2.14    235,481     6.089      359      681   79.21
West Virginia                            739,656          3     0.37    246,552     6.578      360      679   80.00
Wisconsin                                834,420          4     0.42    208,605     6.375      358      656   73.32
-------------------------------     ------------      -----    -------  ---------   ------    ----     ----   ------
Total:                              $197,903,357        794  100.00%   $249,249    6.301%      359      686  76.26%




Original Loan-to-Value Ratios

Range of Original                        CURRENT       # OF     % OF    AVERAGE     GROSS     REMG             ORIG
Loan-to-Value Ratios                     BALANCE      LOANS    TOTAL    BALANCE       WAC     TERM     FICO     LTV
-------------------------------     ------------      -----    -------  ---------   ------    ----     ----   ------
0.01% to 50.00%                       $4,490,300         22    2.27%   $204,105    6.121%      360      698  43.34%
50.01% to 55.00%                       3,905,449         13     1.97    300,419     6.002      359      686   52.78
55.01% to 60.00%                       4,250,000         18     2.15    236,111     5.925      360      706   56.95
60.01% to 65.00%                      14,584,194         58     7.37    251,452     5.964      359      673   63.48
65.01% to 70.00%                      11,287,746         42     5.70    268,756     6.144      359      670   68.91
70.01% to 75.00%                      12,144,260         45     6.14    269,872     6.217      359      674   73.55
75.01% to 80.00%                     137,659,059        552    69.56    249,382     6.372      359      687   79.75
80.01% to 85.00%                       1,359,094          5     0.69    271,819     6.659      359      689   84.06
85.01% to 90.00%                       3,306,180         16     1.67    206,636     6.258      358      703   89.53
90.01% to 95.00%                       4,917,074         23     2.48    213,786     6.545      359      729   94.47
-------------------------------     ------------      -----  -------   ---------   ------     ----     ----   ------
Total:                              $197,903,357        794  100.00%   $249,249    6.301%      359      686  76.26%


Current Mortgage Rates

Range of Current                         CURRENT       # OF     % OF    AVERAGE     GROSS     REMG             ORIG
Mortgage Rates                           BALANCE      LOANS    TOTAL    BALANCE       WAC     TERM     FICO     LTV
-------------------------------     ------------      -----    -------  ---------   ------    ----     ----   ------
4.501% to 5.000%                        $929,460          4    0.47%   $232,365    4.979%      357      714  73.25%
5.001% to 5.500%                       5,887,719         26     2.98    226,451     5.432      358      686   72.83
5.501% to 6.000%                      57,457,064        227    29.03    253,115     5.854      359      682   73.51
6.001% to 6.500%                      85,788,621        339    43.35    253,064     6.305      359      678   76.54
6.501% to 7.000%                      33,073,448        135    16.71    244,989     6.747      359      696   79.02
7.001% to 7.500%                      10,859,375         46     5.49    236,073     7.315      359      723   80.39
7.501% to 8.000%                       3,604,270         15     1.82    240,285     7.762      360      713   81.24
8.001% to 8.500%                         163,400          1     0.08    163,400     8.500      360      712   95.00
8.501% to 9.000%                         140,000          1     0.07    140,000     8.750      360      690   79.55
-------------------------------     ------------      -----    -------  ---------   ------    ----     ----   ------
Total:                              $197,903,357        794  100.00%   $249,249    6.301%      359      686  76.26%


Property Type

                                         CURRENT       # OF     % OF    AVERAGE     GROSS     REMG             ORIG
Property Type                            BALANCE      LOANS    TOTAL    BALANCE       WAC     TERM     FICO     LTV
-------------------------------     ------------      -----    -------  ---------   ------    ----     ----   ------
Single Family Residence             $104,543,336        419   52.83%   $249,507    6.259%      359      682  75.60%
PUD                                   47,739,163        191    24.12    249,943     6.295      359      685   77.86
Condominium                           27,597,599        121    13.94    228,079     6.333      359      690   78.46
Two-to Four-Family                    15,161,590         47     7.66    322,587     6.525      360      708   71.19
Townhouse                              2,861,670         16     1.45    178,854     6.452      359      697   79.27
-------------------------------     ------------      -----    ------- ---------   ------     ----     ----   ------
Total:                              $197,903,357        794  100.00%   $249,249    6.301%      359      686  76.26%


Loan Purpose

                                         CURRENT       # OF     % OF    AVERAGE     GROSS     REMG             ORIG
Loan Purpose                             BALANCE      LOANS    TOTAL    BALANCE       WAC     TERM     FICO     LTV
-------------------------------     ------------      -----    -------  ---------   ------    ----     ----   ------
Purchase                            $106,876,382        435   54.00%   $245,693    6.413%      359      696  79.63%
Refinance - Cashout                   69,455,544        269    35.10    258,199     6.187      359      675   71.08
Refinance - Rate Term                 21,571,431         90    10.90    239,683     6.114      359      674   76.23
-------------------------------     ------------      -----    ------- ---------   ------     ----     ----   ------
Total:                              $197,903,357        794  100.00%   $249,249    6.301%      359      686  76.26%


Occupancy

                                         CURRENT       # OF     % OF    AVERAGE     GROSS     REMG             ORIG
Occupancy                                BALANCE      LOANS    TOTAL    BALANCE       WAC     TERM     FICO     LTV
-------------------------------     ------------      -----    -------  ---------   ------    ----     ----   ------
Primary                             $177,576,189        706   89.73%   $251,524    6.283%      359      683  76.66%
Investment                            14,531,713         61     7.34    238,225     6.527      359      720   70.45
Second Home                            5,795,455         27     2.93    214,646     6.285      359      682   78.58
-------------------------------     ------------      -----    ------- ---------   ------     ----     ----   ------
Total:                              $197,903,357        794  100.00%   $249,249    6.301%      359      686  76.26%




Remaining Months to Scheduled Maturity

Remaining Months                         CURRENT       # OF     % OF    AVERAGE     GROSS     REMG             ORIG
to Scheduled Maturity                    BALANCE      LOANS    TOTAL    BALANCE       WAC     TERM     FICO     LTV
-------------------------------     ------------      -----    -------  ---------   ------    ----     ----   ------
353                                     $632,266          3    0.32%   $210,755    5.697%      353      760  82.66%
354                                      291,743          3     0.15     97,248     7.077      354      739   84.15
355                                      321,000          1     0.16    321,000     5.000      355      761   75.53
356                                    1,713,932          7     0.87    244,847     5.931      356      658   79.94
357                                   10,564,807         44     5.34    240,109     6.176      357      673   78.58
358                                   39,568,112        164    19.99    241,269     6.104      358      665   77.17
359                                   60,911,467        241    30.78    252,745     6.226      359      682   77.19
360                                   83,900,030        331    42.39    253,474     6.479      360      700   74.72
-------------------------------     ------------      -----    -------  ---------   ------    ----     ----   ------
Total:                              $197,903,357        794  100.00%   $249,249    6.301%      359      686  76.26%


Documentation

                                         CURRENT       # OF     % OF    AVERAGE     GROSS     REMG             ORIG
Documentation                            BALANCE      LOANS    TOTAL    BALANCE       WAC     TERM     FICO     LTV
-------------------------------     ------------      -----    -------  ---------   ------    ----     ----   ------
Stated                              $127,767,429        499   64.56%   $256,047    6.347%      359      684  78.00%
Full Documenation                     26,459,910        121    13.37    218,677     6.080      359      687   78.48
No Documentation                      22,692,535         92    11.47    246,658     6.352      359      697   67.93
No Ratio                              11,186,850         42     5.65    266,354     6.330      359      692   74.74
No Income/No Asset                     8,792,344         35     4.44    251,210     6.170      359      672   67.52
Fast Forward                           1,004,288          5     0.51    200,858     6.037      357      743   78.61
-------------------------------     ------------      -----    -------  ---------   ------    ----     ----   ------
Total:                              $197,903,357        794  100.00%   $249,249    6.301%      359      686  76.26%


Credit Scores

Range of                                 CURRENT       # OF     % OF    AVERAGE     GROSS     REMG             ORIG
Credit Scores                            BALANCE      LOANS    TOTAL    BALANCE       WAC     TERM     FICO     LTV
-------------------------------     ------------      -----    -------  ---------   ------    ----     ----   ------
Not Available                           $471,815          2    0.24%   $235,907    6.519%      359        0  73.01%
601 to 620                             1,421,900          5     0.72    284,380     6.096      359      620   77.74
621 to 640                            23,591,113         97    11.92    243,207     6.187      359      630   75.03
641 to 660                            37,641,268        153    19.02    246,021     6.153      359      650   75.24
661 to 680                            50,526,967        203    25.53    248,901     6.159      359      669   76.45
681 to 700                            24,700,522         93    12.48    265,597     6.562      359      689   76.14
701 to 720                            16,676,141         69     8.43    241,683     6.514      360      710   77.77
721 to 740                            15,071,282         59     7.62    255,445     6.584      360      730   76.38
741 to 760                             7,930,958         33     4.01    240,332     6.457      359      750   77.65
761 to 780                             8,684,918         36     4.39    241,248     6.504      359      769   78.72
781 to 800                             9,114,960         36     4.61    253,193     6.187      359      790   77.65
801 to 820                             2,071,512          8     1.05    258,939     6.048      359      803   70.52
-------------------------------     ------------      -----    -------  ---------   ------    ----     ----   ------
Total:                              $197,903,357        794  100.00%   $249,249    6.301%      359      686  76.26%


Original Prepayment Penalty Term

Original Prepayment                      CURRENT       # OF     % OF    AVERAGE     GROSS     REMG             ORIG
Penalty Term                             BALANCE      LOANS    TOTAL    BALANCE       WAC     TERM     FICO     LTV
-------------------------------     ------------      -----    -------  ---------   ------    ----     ----   ------
None                                $132,382,767        518   66.89%   $255,565    6.366%      359      689  76.57%
12 Months                              3,203,903         12     1.62    266,992     6.342      358      675   78.19
24 Months                              1,768,069          6     0.89    294,678     6.117      359      669   78.81
36 Months                             60,548,618        258    30.60    234,685     6.162      359      681   75.41
-------------------------------     ------------      -----   -------   ---------  ------     ----     ----   ------
Total:                              $197,903,357        794  100.00%   $249,249    6.301%      359      686  76.26%


80% LTV - PMI Analysis

                                         CURRENT       # OF     % OF    AVERAGE     GROSS     REMG             ORIG
80% LTV - PMI Analysis                   BALANCE      LOANS    TOTAL    BALANCE       WAC     TERM     FICO     LTV
-------------------------------     ------------      -----    -------  ---------   ------    ----     ----   ------
>80% LTV, with MI                     $9,582,349         44  100.00%   $217,781    6.462%      359      714  91.29%
-------------------------------     ------------      -----    -------  ---------   ------    ----     ----   ------
Total:                                $9,582,349         44  100.00%   $217,781    6.462%      359      714  91.29%




Months to Roll

                                         CURRENT       # OF     % OF    AVERAGE     GROSS     REMG             ORIG
Months to Roll                           BALANCE      LOANS    TOTAL    BALANCE       WAC     TERM     FICO     LTV
-------------------------------     ------------      -----    -------  ---------   ------    ----     ----   ------
53                                      $632,266          3    0.32%   $210,755    5.697%      353      760  82.66%
54                                       291,743          3     0.15     97,248     7.077      354      739   84.15
55                                       321,000          1     0.16    321,000     5.000      355      761   75.53
56                                     1,713,932          7     0.87    244,847     5.931      356      658   79.94
57                                    10,564,807         44     5.34    240,109     6.176      357      673   78.58
58                                    39,568,112        164    19.99    241,269     6.104      358      665   77.17
59                                    60,911,467        241    30.78    252,745     6.226      359      682   77.19
60                                    81,176,552        318    41.02    255,272     6.474      360      699   74.53
61                                     2,723,478         13     1.38    209,498     6.621      360      732   80.45
-------------------------------     ------------      -----    -------  ---------  ------     ----     ----   ------
Total:                              $197,903,357        794  100.00%   $249,249    6.301%      359      686  76.26%


Gross Margins

                                         CURRENT       # OF     % OF    AVERAGE     GROSS     REMG             ORIG
Range of Gross Margins                   BALANCE      LOANS    TOTAL    BALANCE       WAC     TERM     FICO     LTV
-------------------------------     ------------      -----    -------  ---------   ------    ----     ----   ------
2.001% to 2.500%                        $657,428          3    0.33%   $219,143    5.793%      359      714  68.27%
2.501% to 3.000%                     196,987,929        790    99.54    249,352     6.303      359      686   76.29
3.001% to 3.500%                         258,000          1     0.13    258,000     6.500      360      675   77.48
-------------------------------     ------------      -----    -------  ---------   ------    ----     ----   ------
Total:                              $197,903,357        794  100.00%   $249,249    6.301%      359      686  76.26%


Maximum Mortgage Rates

Range of Maximum                         CURRENT       # OF     % OF    AVERAGE     GROSS     REMG             ORIG
Mortgage Rates                           BALANCE      LOANS    TOTAL    BALANCE       WAC     TERM     FICO     LTV
-------------------------------     ------------      -----    -------  ---------   ------    ----     ----   ------
10.501% to 11.000%                    $3,064,491         13    1.55%   $235,730    5.587%      359      712  73.76%
11.001% to 11.500%                    10,045,703         42     5.08    239,183     5.797      359      694   73.48
11.501% to 12.000%                    56,366,996        221    28.48    255,054     5.871      359      682   73.66
12.001% to 12.500%                    82,113,397        326    41.49    251,882     6.311      359      677   76.67
12.501% to 13.000%                    32,754,606        135    16.55    242,627     6.770      359      695   78.98
13.001% to 13.500%                    10,376,615         43     5.24    241,317     7.310      359      723   80.32
13.501% to 14.000%                     2,878,150         12     1.45    239,846     7.760      360      717   80.83
14.001% to 14.500%                       163,400          1     0.08    163,400     8.500      360      712   95.00
14.501% to 15.000%                       140,000          1     0.07    140,000     8.750      360      690   79.55
-------------------------------     ------------      -----    ------   ---------   ------    ----     ----   ------
Total:                              $197,903,357        794  100.00%   $249,249    6.301%      359      686  76.26%


Next Rate Adjustment Date

Next Rate                                CURRENT       # OF     % OF    AVERAGE     GROSS     REMG             ORIG
Adjustment Date                          BALANCE      LOANS    TOTAL    BALANCE       WAC     TERM     FICO     LTV
-------------------------------     ------------      -----    -------  ---------   ------    ----     ----   ------
May 2010                                $632,266          3    0.32%   $210,755    5.697%      353      760  82.66%
June 2010                                291,743          3     0.15     97,248     7.077      354      739   84.15
July 2010                                321,000          1     0.16    321,000     5.000      355      761   75.53
August 2010                            1,713,932          7     0.87    244,847     5.931      356      658   79.94
September 2010                        10,564,807         44     5.34    240,109     6.176      357      673   78.58
October 2010                          39,568,112        164    19.99    241,269     6.104      358      665   77.17
November 2010                         60,911,467        241    30.78    252,745     6.226      359      682   77.19
December 2010                         81,176,552        318    41.02    255,272     6.474      360      699   74.53
January 2011                           2,723,478         13     1.38    209,498     6.621      360      732   80.45
-------------------------------     ------------      -----    -------  ---------   ------    ----     ----   ------
Total:                              $197,903,357        794  100.00%   $249,249    6.301%      359      686  76.26%


Initial Fixed Period

                                         CURRENT       # OF     % OF    AVERAGE     GROSS     REMG             ORIG
Initial Fixed Period                     BALANCE      LOANS    TOTAL    BALANCE       WAC     TERM     FICO     LTV
-------------------------------     ------------      -----    -------  ---------   ------    ----     ----   ------
60                                  $197,903,357        794  100.00%   $249,249    6.301%      359      686  76.26%
-------------------------------     ------------      -----    -------  ---------   ------    ----     ----   ------
Total:                              $197,903,357        794  100.00%   $249,249    6.301%      359      686  76.26%



Minimum Mortgage Rates

Range of Minimum                         CURRENT       # OF     % OF    AVERAGE     GROSS     REMG             ORIG
Mortgage Rates                           BALANCE      LOANS    TOTAL    BALANCE       WAC     TERM     FICO     LTV
-------------------------------     ------------      -----    -------  ---------   ------    ----     ----   ------
2.001% to 2.500%                        $657,428          3    0.33%   $219,143    5.793%      359      714  68.27%
2.501% to 3.000%                     196,987,929        790    99.54    249,352     6.303      359      686   76.29
3.001% to 3.500%                         258,000          1     0.13    258,000     6.500      360      675   77.48
-------------------------------     ------------      -----    -------  ---------   ------    ----     ----   ------
Total:                              $197,903,357        794  100.00%   $249,249    6.301%      359      686  76.26%


Initial Cap

                                         CURRENT       # OF     % OF    AVERAGE     GROSS     REMG             ORIG
Initial Cap                              BALANCE      LOANS    TOTAL    BALANCE       WAC     TERM     FICO     LTV
-------------------------------     ------------      -----    -------  ---------   ------    ----     ----   ------
5.000%                              $197,903,357        794  100.00%   $249,249    6.301%      359      686  76.26%
-------------------------------     ------------      -----    -------  ---------   ------    ----     ----   ------
Total:                              $197,903,357        794  100.00%   $249,249    6.301%      359      686  76.26%


Subsequent Cap

                                         CURRENT       # OF     % OF    AVERAGE     GROSS     REMG             ORIG
Subsequent Cap                           BALANCE      LOANS    TOTAL    BALANCE       WAC     TERM     FICO     LTV
-------------------------------     ------------      -----    -------  ---------   ------    ----     ----   ------
1.000%                               $29,393,344        121   14.85%   $242,920    6.253%      359      682  75.19%
2.000%                               168,510,013        673    85.15    250,386     6.310      359      687   76.45
-------------------------------     ------------      -----    -------  ---------   ------    ----     ----   ------
Total:                              $197,903,357        794  100.00%   $249,249    6.301%      359      686  76.26%


DTI

                                         CURRENT       # OF     % OF    AVERAGE     GROSS     REMG             ORIG
Range of DTI                             BALANCE      LOANS    TOTAL    BALANCE       WAC     TERM     FICO     LTV
-------------------------------     ------------      -----    -------  ---------   ------    ----     ----   ------
Not Available                        $42,671,729        169   21.56%   $252,495    6.309%      359      690  69.63%
0.01% to 5.00%                           359,650          1     0.18    359,650     5.375      359      629   74.93
5.01% to 10.00%                          618,000          4     0.31    154,500     5.796      359      712   65.47
10.01% to 15.00%                       1,591,760          6     0.80    265,293     6.590      360      745   80.00
15.01% to 20.00%                       3,227,484         13     1.63    248,268     6.254      359      710   71.19
20.01% to 25.00%                       6,866,794         27     3.47    254,326     6.198      359      689   76.71
25.01% to 30.00%                      10,785,534         45     5.45    239,679     6.137      359      695   76.34
30.01% to 35.00%                      26,908,930        109    13.60    246,871     6.317      359      680   77.57
35.01% to 40.00%                      43,043,701        172    21.75    250,254     6.305      359      686   78.44
40.01% to 45.00%                      59,340,488        237    29.98    250,382     6.337      359      680   78.95
45.01% to 50.00%                       1,848,687          8     0.93    231,086     6.425      358      685   81.49
50.01% to 55.00%                         319,600          2     0.16    159,800     6.301      359      644   71.26
55.01% or greater                        321,000          1     0.16    321,000     5.000      355      761   75.53
-------------------------------     ------------      -----   -------   ---------   ------    ----     ----   ------
Total:                              $197,903,357        794  100.00%   $249,249    6.301%      359      686  76.26%


                                                    COMPUTATIONAL MATERIALS FOR
[LOGO OMITTED] Merrill Lynch                                     INDX 2005-AR33
-------------------------------------------------------------------------------



                              RMBS New Transaction


                   IndyMac INDX Mortgage Loan Trust 2005-AR33



                            Computational Materials



                          $[550,000,000] (approximate)




                               IndyMac MBS, Inc.
                                   Depositor

                         [LOGO OMITTED] IndyMac Bank SM
                           Seller and Master Servicer






                              November [29], 2005




-------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.
                                                                              1

                                                    COMPUTATIONAL MATERIALS FOR
[LOGO OMITTED] Merrill Lynch                                     INDX 2005-AR33
-------------------------------------------------------------------------------


                               IMPORTANT NOTICES

This document and the information contained herein (the "Computational Materials") are confidential and may not be used by or disclosed to any person other than the person to whom they were originally delivered and such person's legal, tax, financial and/or accounting advisors. If you have received these Computational Materials in error, please notify the sending party immediately by telephone and return the original to such party by mail. Notwithstanding the foregoing, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the securities, and all materials of any kind relating to such federal tax treatment and structure, other than the identity of the issuer and information that would permit the identification of the issuer.

These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in these Computational Materials has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities has not been filed with the Securities and Exchange Commission. These Computational Materials shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in these Computational Materials in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in these Computational Materials for definitive information on any matter discussed herein. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.




-------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.
                                                                              2

Summary of Loans in Statistical Calculation Pool
(As of Calculation Date)
                                                                Range
Total Number of Loans                         139               -----
Total Outstanding Balance                 $77,147,876
Average Loan Balance                        $555,021    $359,920 to $1,965,250
WA Mortgage Rate                             6.373%       5.375% to 8.000%
WA Mortgage Rate Net LPMI                    6.373%       5.375% to 8.000%
Net WAC                                      5.991%       4.994% to 7.619%
ARM Characeristics
WA Gross Margin                              2.750%        2.750% to 2.750%
WA Months to First Roll                        59             55 to 61
WA First Periodic Cap                        5.000%       5.000% to 5.000%
WA Subsequent Periodic Cap                   1.685%       1.000% to 2.000%
WA Lifetime Cap                             12.252%      10.625% to 13.750%
WA Lifetime Floor                            2.750%       2.750% to 2.750%
WA Original Term (months)                     360            360 to 360
WA Remaining Term (months)                    359            355 to 360
WA Age (months)                                1               0 to 5
WA LTV                                       74.17%       46.67% to 93.71%
WA FICO                                       692
WA DTI%                                      37.18%
Secured by (% of pool) 1st Liens            100.00%
2nd Liens                                    0.00%
Prepayment Penalty at Loan Orig
(% of all loans)                             27.70%
Prepay Moves Exempted Soft                   27.70%
Hard Prepay                                   0.00%
No Prepay                                    72.30%
Unknown Prepay                                0.00%
Percent of IO                                87.63%



                                                                                                                    Original
    Top 5 States    Top 5 Property Types      Documentation               Purpose                Occupancy        Penalty Term
-----------------  --------------------   ------------------   ----------------------------  ------------------  -----------------
California  48.16% Single Family  57.98%  Stated       58.13%  Purchase               51.45%  Primary    93.52%  None        72.30%
Virginia      9.64 PUD             27.00  Full          23.99  Refinance - Cashout     38.02  Investment   3.72  12 Months     4.81
New York      8.29 Condo            7.40  No Ratio      11.94  Refinance - Rate Term   10.53  Second Home  2.76  24 Months     0.48
Florida       7.35 2-4 Family       6.94  No Doc         3.24                                                    36 Months    22.41
Arizona       3.85 Townhouse        0.68  NINA           2.70





                                         CURRENT     # OF       % OF     AVERAGE    GROSS    REMG              ORIG
Product Types                            BALANCE    LOANS      TOTAL     BALANCE      WAC    TERM     FICO      LTV
-------------------------------      -----------    -----    -------   ---------   ------    ----     ----   ------
5/25 1 Year LIBOR                     $1,961,791        4      2.54%    $490,448   6.686%     359      702   82.07%
7/23 1 Year LIBOR 10 Year IO           7,350,900       13       9.53     565,454    6.611     360      717    74.71
5/25 1 Year Treasury                   7,087,881       15       9.19     472,525    6.300     359      686    72.79
7/23 1 Year Treausry 10 Year IO       36,467,695       69      47.27     528,517    6.435     359      689    74.46
5/25 6 Month LIBOR                       489,861        1       0.63     489,861    6.250     360      765    80.00
5/25 6 Month LIBOR 5 Year IO           6,128,000       11       7.94     557,091    6.223     358      657    77.36
5/25 6 Month LIBOR 10 Year IO         17,661,748       26      22.89     679,298    6.195     360      700    71.73
-------------------------------      -----------    -----    -------   ---------   ------    ----     ----   ------
Total:                               $77,147,876      139    100.00%    $555,021   6.373%     359      692   74.17%


Current Mortgage Loan Principal Balances

Range of Current Mortgage                CURRENT     # OF       % OF     AVERAGE    GROSS    REMG              ORIG
Loan Principal Balances                  BALANCE    LOANS      TOTAL     BALANCE      WAC    TERM     FICO      LTV
-------------------------------      -----------    -----    -------   ---------   ------    ----     ----   ------
$350,000.01 to $400,000.00            $6,417,927       17      8.32%    $377,525   6.421%     359      673   77.38%
$400,000.01 to $450,000.00            10,253,792       24      13.29     427,241    6.452     359      692    77.04
$450,000.01 to $500,000.00            17,816,512       37      23.09     481,527    6.435     359      706    75.77
$500,000.01 to $550,000.00             8,511,412       16      11.03     531,963    6.213     359      693    73.39
$550,000.01 to $600,000.00             7,474,150       13       9.69     574,935    6.374     359      696    71.78
$600,000.01 to $650,000.00             7,585,291       12       9.83     632,108    6.386     359      668    74.39
$650,000.01 to $700,000.00             2,657,600        4       3.44     664,400    6.310     360      689    78.77
$700,000.01 to $750,000.00             2,961,000        4       3.84     740,250    6.468     359      649    76.25
$750,000.01 to $1,000,000.00           7,966,940        9      10.33     885,216    6.145     359      699    74.18
$1,500,000.01 to $2,000,000.00         5,503,250        3       7.13   1,834,417    6.503     360      711    60.64
-------------------------------      -----------    -----    -------   ---------   ------    ----     ----   ------
Total:                               $77,147,876      139    100.00%    $555,021   6.373%     359      692   74.17%


Geographic Distributions of Mortgaged Properties

                                         CURRENT     # OF       % OF     AVERAGE    GROSS    REMG              ORIG
State                                    BALANCE    LOANS      TOTAL     BALANCE      WAC    TERM     FICO      LTV
-------------------------------      -----------    -----    -------   ---------   ------    ----     ----   ------
Arizona                               $2,967,150        6      3.85%    $494,525   6.397%     359      666   70.56%
California                            37,154,869       67      48.16     554,550    6.302     359      697    74.09
Colorado                                 522,790        1       0.68     522,790    6.500     359      639    79.96
Connecticut                              923,500        2       1.20     461,750    6.282     359      662    69.92
District of Columbia                   1,054,000        2       1.37     527,000    5.875     359      669    66.59
Florida                                5,668,368        9       7.35     629,819    6.792     360      700    70.31
Georgia                                  925,000        1       1.20     925,000    6.125     357      649    77.08
Hawaii                                 1,650,000        2       2.14     825,000    6.799     360      693    68.09
Illinois                                 492,000        1       0.64     492,000    6.875     360      696    76.88
Indiana                                  489,861        1       0.63     489,861    6.250     360      765    80.00
Maryland                               2,227,676        5       2.89     445,535    6.317     359      679    74.48
Massachusetts                            541,000        1       0.70     541,000    6.500     360      664    64.95
Minnesota                              2,614,250        2       3.39   1,307,125    5.843     360      711    61.73
Nevada                                   360,657        1       0.47     360,657    6.250     358      678    66.85
New Jersey                             2,567,671        5       3.33     513,534    6.924     360      699    80.54
New York                               6,398,894       12       8.29     533,241    6.349     359      679    78.93
Pennsylvania                             996,490        2       1.29     498,245    6.305     357      695    84.88
Texas                                  1,738,356        3       2.25     579,452    6.361     359      750    79.98
Virginia                               7,439,710       15       9.64     495,981    6.418     359      681    76.45
Washington                               415,634        1       0.54     415,634    6.500     358      670    80.00
-------------------------------      -----------    -----    -------   ---------   ------    ----     ----   ------
Total:                               $77,147,876      139    100.00%    $555,021   6.373%     359      692   74.17%


Original Loan-to-Value Ratios

Range of Original                        CURRENT     # OF       % OF     AVERAGE    GROSS    REMG              ORIG
Loan-to-Value Ratios                     BALANCE    LOANS      TOTAL     BALANCE      WAC    TERM     FICO      LTV
-------------------------------      -----------    -----    -------   ---------   ------    ----     ----   ------
0.01% to 50.00%                       $1,097,500        2      1.42%    $548,750   6.250%     360      725   48.30%
50.01% to 55.00%                         955,500        2       1.24     477,750    6.146     360      689    52.44
55.01% to 60.00%                       5,348,250        5       6.93   1,069,650    6.363     360      716    58.38
60.01% to 65.00%                       8,058,287       12      10.45     671,524    6.287     360      696    64.12
65.01% to 70.00%                       5,762,157       10       7.47     576,216    6.424     359      672    68.67
70.01% to 75.00%                      13,546,238       26      17.56     521,009    6.285     359      683    73.91
75.01% to 80.00%                      40,963,171       79      53.10     518,521    6.398     359      693    79.67
85.01% to 90.00%                         924,773        2       1.20     462,386    7.277     359      717    90.00
90.01% to 95.00%                         492,000        1       0.64     492,000    6.625     360      673    93.71
-------------------------------      -----------    -----    -------   ---------   ------    ----     ----   ------
Total:                               $77,147,876      139    100.00%    $555,021   6.373%     359      692   74.17%




Current Mortgage Rates

Range of Current                         CURRENT     # OF       % OF     AVERAGE    GROSS    REMG              ORIG
Mortgage Rates                           BALANCE    LOANS      TOTAL     BALANCE      WAC    TERM     FICO      LTV
-------------------------------      -----------    -----    -------   ---------   ------    ----     ----   ------
5.001% to 5.500%                      $1,008,845        2      1.31%    $504,422   5.442%     356      671   77.31%
5.501% to 6.000%                      20,900,410       36      27.09     580,567    5.853     359      700    73.23
6.001% to 6.500%                      35,468,833       65      45.98     545,674    6.380     359      679    73.28
6.501% to 7.000%                      13,839,944       26      17.94     532,306    6.738     359      705    77.80
7.001% to 7.500%                       5,022,672        8       6.51     627,834    7.400     360      724    71.74
7.501% to 8.000%                         907,173        2       1.18     453,586    7.871     360      713    84.83
-------------------------------      -----------    -----    -------   ---------   ------    ----     ----   ------
Total:                               $77,147,876      139    100.00%    $555,021   6.373%     359      692   74.17%


Property Type

                                         CURRENT     # OF       % OF     AVERAGE    GROSS    REMG              ORIG
Property Type                            BALANCE    LOANS      TOTAL     BALANCE      WAC    TERM     FICO      LTV
-------------------------------      -----------    -----    -------   ---------   ------    ----     ----   ------
Single Family Residence              $44,733,939       78     57.98%    $573,512   6.323%     359      696   73.41%
PUD                                   20,833,398       38      27.00     548,247    6.446     359      681    75.05
Condominium                            5,706,199       12       7.40     475,517    6.369     359      712    76.58
Two-to Four-Family                     5,351,550       10       6.94     535,155    6.499     359      694    73.93
Townhouse                                522,790        1       0.68     522,790    6.500     359      639    79.96
-------------------------------      -----------    -----    -------   ---------   ------    ----     ----   ------
Total:                               $77,147,876      139    100.00%    $555,021   6.373%     359      692   74.17%


Loan Purpose

                                         CURRENT     # OF       % OF     AVERAGE    GROSS    REMG              ORIG
Loan Purpose                             BALANCE    LOANS      TOTAL     BALANCE      WAC    TERM     FICO      LTV
-------------------------------      -----------    -----    -------   ---------   ------    ----     ----   ------
Purchase                             $39,694,704       73     51.45%    $543,763   6.445%     359      695   76.97%
Refinance - Cashout                   29,331,272       53      38.02     553,420    6.348     359      687    71.38
Refinance - Rate Term                  8,121,900       13      10.53     624,762    6.112     359      698    70.50
-------------------------------      -----------    -----    -------   ---------   ------    ----     ----   ------
Total:                               $77,147,876      139    100.00%    $555,021   6.373%     359      692   74.17%


Occupancy

                                         CURRENT     # OF       % OF     AVERAGE    GROSS    REMG              ORIG
Occupancy                                BALANCE    LOANS      TOTAL     BALANCE      WAC    TERM     FICO      LTV
-------------------------------      -----------    -----    -------   ---------   ------    ----     ----   ------
Primary                              $72,150,508      129     93.52%    $559,306   6.360%     359      691   74.57%
Investment                             2,867,000        6       3.72     477,833    6.556     360      722    69.69
Second Home                            2,130,368        4       2.76     532,592    6.576     359      705    66.46
-------------------------------      -----------    -----    -------   ---------   ------    ----     ----   ------
Total:                               $77,147,876      139    100.00%    $555,021   6.373%     359      692   74.17%


Remaining Months to Scheduled Maturity


Remaining Months                         CURRENT     # OF       % OF     AVERAGE    GROSS    REMG              ORIG
to Scheduled Maturity                    BALANCE    LOANS      TOTAL     BALANCE      WAC    TERM     FICO      LTV
-------------------------------      -----------    -----    -------   ---------   ------    ----     ----   ------
355                                     $543,645        1      0.70%    $543,645   5.500%     355      670   75.00%
356                                      510,090        1       0.66     510,090    6.000     356      666    80.00
357                                    5,886,283       11       7.63     535,117    6.212     357      655    76.34
358                                   11,624,107       23      15.07     505,396    6.253     358      653    77.43
359                                   18,364,521       34      23.80     540,133    6.324     359      682    74.46
360                                   40,219,230       69      52.13     582,887    6.470     360      714    72.69
-------------------------------      -----------    -----    -------   ---------   ------    ----     ----   ------
Total:                               $77,147,876      139    100.00%    $555,021   6.373%     359      692   74.17%




Documentation

                                         CURRENT     # OF       % OF     AVERAGE    GROSS    REMG              ORIG
Documentation                            BALANCE    LOANS      TOTAL     BALANCE      WAC    TERM     FICO      LTV
-------------------------------      -----------    -----    -------   ---------   ------    ----     ----   ------
Stated                               $44,847,655       81     58.13%    $553,675   6.485%     359      704   72.85%
Full Documenation                     18,507,548       34      23.99     544,340    6.118     359      668    78.93
No Ratio                               9,209,550       15      11.94     613,970    6.284     359      697    72.69
No Documentation                       2,496,750        5       3.24     499,350    6.365     359      676    68.73
No Income/No Asset                     2,086,373        4       2.70     521,593    6.609     359      654    73.20
-------------------------------      -----------    -----    -------   ---------   ------    ----     ----   ------
Total:                               $77,147,876      139    100.00%    $555,021   6.373%     359      692   74.17%


Credit Scores

Range of                                 CURRENT     # OF       % OF     AVERAGE    GROSS    REMG              ORIG
Credit Scores                            BALANCE    LOANS      TOTAL     BALANCE      WAC    TERM     FICO      LTV
-------------------------------      -----------    -----    -------   ---------   ------    ----     ----   ------
Not Available                           $644,000        1      0.83%    $644,000   6.625%     357        0   70.00%
601 to 620                               543,418        1       0.70     543,418    5.625     359      620    80.00
621 to 640                             9,192,284       18      11.92     510,682    6.385     358      632    76.34
641 to 660                             9,228,191       16      11.96     576,762    6.177     359      652    75.46
661 to 680                            19,938,550       39      25.84     511,245    6.247     359      671    74.58
681 to 700                            10,420,608       15      13.51     694,707    6.680     360      694    69.09
701 to 720                             7,717,173       14      10.00     551,227    6.508     360      710    74.92
721 to 740                             6,520,018       10       8.45     652,002    6.412     360      731    72.77
741 to 760                             2,632,200        6       3.41     438,700    6.084     360      749    73.98
761 to 780                             6,859,133       13       8.89     527,626    6.400     360      768    77.24
781 to 800                             3,017,300        5       3.91     603,460    6.528     360      786    73.84
801 to 820                               435,000        1       0.56     435,000    6.500     360      806    64.93
-------------------------------      -----------    -----    -------   ---------   ------    ----     ----   ------
Total:                               $77,147,876      139    100.00%    $555,021   6.373%     359      692   74.17%


Original Prepayment Penalty Term

Original Prepayment                      CURRENT     # OF       % OF     AVERAGE    GROSS    REMG              ORIG
Penalty Term                             BALANCE    LOANS      TOTAL     BALANCE      WAC    TERM     FICO      LTV
-------------------------------      -----------    -----    -------   ---------   ------    ----     ----   ------
None                                 $55,774,166      101     72.30%    $552,219   6.398%     359      692   74.58%
12 Months                              3,710,320        6       4.81     618,387    6.946     359      685    66.34
24 Months                                372,000        1       0.48     372,000    5.750     360      679    80.00
36 Months                             17,291,389       31      22.41     557,787    6.184     359      696    74.38
-------------------------------      -----------    -----    -------   ---------   ------    ----     ----   ------
Total:                               $77,147,876      139    100.00%    $555,021   6.373%     359      692   74.17%


80% LTV - PMI Analysis

                                         CURRENT     # OF       % OF     AVERAGE    GROSS    REMG              ORIG
80% LTV - PMI Analysis                   BALANCE    LOANS      TOTAL     BALANCE      WAC    TERM     FICO      LTV
-------------------------------      -----------    -----    -------   ---------   ------    ----     ----   ------
>80% LTV, with MI                     $1,416,773        3    100.00%    $472,258   7.050%     359      702   91.29%
-------------------------------      -----------    -----    -------   ---------   ------    ----     ----   ------
Total:                                $1,416,773        3    100.00%    $472,258   7.050%     359      702   91.29%


Months to Roll

                                         CURRENT     # OF       % OF     AVERAGE    GROSS    REMG              ORIG
Months to Roll                           BALANCE    LOANS      TOTAL     BALANCE      WAC    TERM     FICO      LTV
-------------------------------      -----------    -----    -------   ---------   ------    ----     ----   ------
55                                      $543,645        1      0.70%    $543,645   5.500%     355      670   75.00%
56                                       510,090        1       0.66     510,090    6.000     356      666    80.00
57                                     5,886,283       11       7.63     535,117    6.212     357      655    76.34
58                                    11,624,107       23      15.07     505,396    6.253     358      653    77.43
59                                    18,364,521       34      23.80     540,133    6.324     359      682    74.46
60                                    38,138,730       65      49.44     586,750    6.451     360      715    72.37
61                                     2,080,500        4       2.70     520,125    6.819     360      698    78.43
-------------------------------      -----------    -----    -------   ---------   ------    ----     ----   ------
Total:                               $77,147,876      139    100.00%    $555,021   6.373%     359      692   74.17%




Gross Margins

                                         CURRENT     # OF       % OF     AVERAGE    GROSS    REMG              ORIG
Range of Gross Margins                   BALANCE    LOANS      TOTAL     BALANCE      WAC    TERM     FICO      LTV
-------------------------------      -----------    -----    -------   ---------   ------    ----     ----   ------
2.501% to 3.000%                     $77,147,876      139    100.00%    $555,021   6.373%     359      692   74.17%
-------------------------------      -----------    -----    -------   ---------   ------    ----     ----   ------
Total:                               $77,147,876      139    100.00%    $555,021   6.373%     359      692   74.17%


Maximum Mortgage Rates

Range of Maximum                         CURRENT     # OF       % OF     AVERAGE    GROSS    REMG              ORIG
Mortgage Rates                           BALANCE    LOANS      TOTAL     BALANCE      WAC    TERM     FICO      LTV
-------------------------------      -----------    -----    -------   ---------   ------    ----     ----   ------
10.501% to 11.000%                      $993,418        2      1.29%    $496,709   5.738%     359      663   76.91%
11.001% to 11.500%                     4,032,845        8       5.23     504,106    6.166     359      698    71.48
11.501% to 12.000%                    23,825,391       40      30.88     595,635    5.992     359      706    74.11
12.001% to 12.500%                    33,383,333       61      43.27     547,268    6.407     359      678    73.74
12.501% to 13.000%                    10,359,916       21      13.43     493,329    6.816     359      696    77.68
13.001% to 13.500%                     4,084,172        6       5.29     680,695    7.391     360      722    70.44
13.501% to 14.000%                       468,800        1       0.61     468,800    7.750     360      718    80.00
-------------------------------      -----------    -----    -------   ---------   ------    ----     ----   ------
Total:                               $77,147,876      139    100.00%    $555,021   6.373%     359      692   74.17%


Next Rate Adjustment Date

Next Rate                                CURRENT     # OF       % OF     AVERAGE    GROSS    REMG              ORIG
Adjustment Date                          BALANCE    LOANS      TOTAL     BALANCE      WAC    TERM     FICO      LTV
-------------------------------      -----------    -----    -------   ---------   ------    ----     ----   ------
July 2010                               $543,645        1      0.70%    $543,645   5.500%     355      670   75.00%
August 2010                              510,090        1       0.66     510,090    6.000     356      666    80.00
September 2010                         5,886,283       11       7.63     535,117    6.212     357      655    76.34
October 2010                          11,624,107       23      15.07     505,396    6.253     358      653    77.43
November 2010                         18,364,521       34      23.80     540,133    6.324     359      682    74.46
December 2010                         38,138,730       65      49.44     586,750    6.451     360      715    72.37
January 2011                           2,080,500        4       2.70     520,125    6.819     360      698    78.43
-------------------------------      -----------    -----    -------   ---------   ------    ----     ----   ------
Total:                               $77,147,876      139    100.00%    $555,021   6.373%     359      692   74.17%


Initial Fixed Period

                                         CURRENT     # OF       % OF     AVERAGE    GROSS    REMG              ORIG
Initial Fixed Period                     BALANCE    LOANS      TOTAL     BALANCE      WAC    TERM     FICO      LTV
-------------------------------      -----------    -----    -------   ---------   ------    ----     ----   ------
60                                   $77,147,876      139    100.00%    $555,021   6.373%     359      692   74.17%
-------------------------------      -----------    -----    -------   ---------   ------    ----     ----   ------
Total:                               $77,147,876      139    100.00%    $555,021   6.373%     359      692   74.17%


Minimum Mortgage Rates

Range of Minimum                         CURRENT     # OF       % OF     AVERAGE    GROSS    REMG              ORIG
Mortgage Rates                           BALANCE    LOANS      TOTAL     BALANCE      WAC    TERM     FICO      LTV
-------------------------------      -----------    -----    -------   ---------   ------    ----     ----   ------
2.501% to 3.000%                     $77,147,876      139    100.00%    $555,021   6.373%     359      692   74.17%
-------------------------------      -----------    -----    -------   ---------   ------    ----     ----   ------
Total:                               $77,147,876      139    100.00%    $555,021   6.373%     359      692   74.17%


Initial Cap

                                         CURRENT     # OF       % OF     AVERAGE    GROSS    REMG              ORIG
Initial Cap                              BALANCE    LOANS      TOTAL     BALANCE      WAC    TERM     FICO      LTV
-------------------------------      -----------    -----    -------   ---------   ------    ----     ----   ------
5.000%                               $77,147,876      139    100.00%    $555,021   6.373%     359      692   74.17%
-------------------------------      -----------    -----    -------   ---------   ------    ----     ----   ------
Total:                               $77,147,876      139    100.00%    $555,021   6.373%     359      692   74.17%


Subsequent Cap

                                          CURRENT    # OF       % OF     AVERAGE    GROSS    REMG              ORIG
Subsequent Cap                            BALANCE   LOANS      TOTAL     BALANCE      WAC    TERM     FICO      LTV
-------------------------------      -----------    -----    -------   ---------   ------    ----     ----   ------
1.000%                                $24,279,609      38     31.47%    $638,937   6.203%     359      691   73.32%
2.000%                                 52,868,267     101      68.53     523,448    6.451     359      693    74.56
-------------------------------      -----------    -----    -------   ---------   ------    ----     ----   ------
Total:                                $77,147,876     139    100.00%    $555,021   6.373%     359      692   74.17%


DTI

                                         CURRENT     # OF       % OF     AVERAGE    GROSS    REMG              ORIG
Range of DTI                             BALANCE    LOANS      TOTAL     BALANCE      WAC    TERM     FICO      LTV
-------------------------------      -----------    -----    -------   ---------   ------    ----     ----   ------
Not Available                        $10,683,205       33     13.87%    $323,733   6.604%     360      710   66.80%
10.01% to 15.00%                         361,624        3       0.47     120,541    7.254     359      727    81.46
15.01% to 20.00%                         205,000        1       0.27     205,000    6.500     360      743    64.06
20.01% to 25.00%                       7,092,139       15       9.21     472,809    6.190     359      723    68.44
25.01% to 30.00%                       4,989,186       12       6.48     415,766    6.205     360      717    73.39
30.01% to 35.00%                      11,689,153       27      15.17     432,932    6.329     360      716    71.28
35.01% to 40.00%                      17,295,686       42      22.45     411,802    6.432     360      695    75.34
40.01% to 45.00%                      22,022,058       63      28.59     349,556    6.717     360      690    76.49
45.01% to 50.00%                         525,000        1       0.68     525,000    6.250     360      794    69.08
50.01% to 55.00%                       2,175,000        1       2.82   2,175,000    6.000     360      777    75.00
-------------------------------      -----------    -----    -------   ---------   ------    ----     ----   ------
Total:                               $77,038,052      198    100.00%    $389,081   6.475%     360      706   73.05%


                                                    COMPUTATIONAL MATERIALS FOR
[LOGO OMITTED] Merrill Lynch                                     INDX 2005-AR33
-------------------------------------------------------------------------------




                              RMBS New Transaction


                   IndyMac INDX Mortgage Loan Trust 2005-AR33



                            Computational Materials



                          $[550,000,000] (approximate)




                               IndyMac MBS, Inc.
                                   Depositor

                        [LOGO OMITTED] IndyMac Bank SM
                           Seller and Master Servicer






                              November [29], 2005



-------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.
                                                                              1

                                                    COMPUTATIONAL MATERIALS FOR
[LOGO OMITTED] Merrill Lynch                                     INDX 2005-AR33
-------------------------------------------------------------------------------

                               IMPORTANT NOTICES

This document and the information contained herein (the "Computational Materials") are confidential and may not be used by or disclosed to any person other than the person to whom they were originally delivered and such person's legal, tax, financial and/or accounting advisors. If you have received these Computational Materials in error, please notify the sending party immediately
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foregoing, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the securities, and all materials of any kind relating to such federal tax treatment and structure, other than the identity of the issuer and information that would permit the identification of the issuer.

These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of
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securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in these Computational Materials has been filed with the
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supplement relating to the securities has not been filed with the Securities and Exchange Commission. These Computational Materials shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any
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in which such offer, solicitation or sale would be unlawful prior to
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Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in these Computational Materials for definitive information on any matter discussed herein. A final prospectus and prospectus supplement may be obtained by contacting the Merrill
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Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.









-------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.
                                                                              2

Summary of Loans in Statistical Calculation Pool
(As of Calculation Date)
                                                              Range
Total Number of Loans                         198             -----
Total Outstanding Balance                 $77,038,052
Average Loan Balance                       $389,081     $35,132 to $2,175,000
WA Mortgage Rate                            6.475%       5.625% to 9.250%
WA Mortgage Rate Net LPMI                   6.475%       5.625% to 9.250%
Net WAC                                     6.094%       5.244% to 8.869%
ARM Characeristics
WA Gross Margin                             2.750%       2.750% to 2.750%
WA Months to First Roll                       84             82 to 85
WA First Periodic Cap                       5.000%       5.000% to 5.000%
WA Subsequent Periodic Cap                  1.392%       1.000% to 2.000%
WA Lifetime Cap                             12.083%     10.625% to 15.250%
WA Lifetime Floor                           2.750%       2.750% to 2.750%
WA Original Term (months)                     360           360 to 360
WA Remaining Term (months)                    360           358 to 360
WA Age (months)                                0              0 to 2
WA LTV                                      73.05%       18.57% to 95.00%
WA FICO                                       706
WA DTI%                                     36.69%
Secured by (% of pool) 1st Liens            100.00%
2nd Liens                                    0.00%
Prepayment Penalty at Loan Orig
(% of all loans)                            35.06%
Prepay Moves Exempted Soft                  35.06%
Hard Prepay                                  0.00%
No Prepay                                   64.94%
Unknown Prepay                               0.00%
Percent of IO                               93.07%



                                                                                                                      Original
  Top 5 States     Top 5 Property Types      Documentation               Purpose                Occupancy          Penalty Term
-----------------  --------------------   ------------------   ----------------------------  ------------------  -----------------
California  44.05% Single Family  67.02%  Stated       67.09%  Purchase               40.41%  Primary    90.13%  None        64.94%
New York     10.18 PUD             15.15  Full          19.04  Refinance - Cashout     35.46  Investment   7.58  12 Months     3.28
Florida       9.08 Condo           11.19  No Doc         7.34  Refinance - Rate Term   24.13  Second Home  2.29  24 Months     1.17
Virginia      6.79 2-4 Family       3.68  No Ratio       5.26                                                    36 Months    30.61
Illinois      4.77 Townhouse        2.98  NINA           1.28





Product Types

                                         CURRENT     # OF       % OF     AVERAGE    GROSS    REMG              ORIG
Product Types                            BALANCE    LOANS      TOTAL     BALANCE      WAC    TERM     FICO      LTV
-------------------------------      -----------    -----    -------   ---------   ------    ----     ----   ------
7/23 1 Year LIBOR                     $2,899,060        9      3.76%   $322,118    6.500%     360      701   61.56%
7/23 1 Year LIBOR 10 Year IO          27,307,106       64      35.45    426,674     6.493     360      710    74.01
7/23 6 Month LIBOR                     2,442,768       12       3.17    203,564     6.529     360      720    71.81
7/23 6 Month LIBOR 7 Year IO           5,046,810       15       6.55    336,454     6.351     359      696    68.89
7/23 6 Month LIBOR 10 Year IO         39,342,307       98      51.07    401,452     6.474     360      705    73.85
-------------------------------      -----------    -----    -------   ---------   ------    ----     ----   ------
Total:                               $77,038,052      198    100.00%   $389,081    6.475%     360      706   73.05%


Current Mortgage Loan Principal Balances

Range of Current Mortgage                CURRENT     # OF       % OF     AVERAGE    GROSS    REMG              ORIG
Loan Principal Balances                  BALANCE    LOANS      TOTAL     BALANCE      WAC    TERM     FICO      LTV
-------------------------------      -----------    -----    -------   ---------   ------    ----     ----   ------
$0.01 to $50,000.00                      $84,572        2      0.11%     $42,286   8.958%     360      649   86.23%
$50,000.01 to $100,000.00                405,570        5       0.53      81,114    7.856     360      686    70.16
$100,000.01 to $150,000.00             1,547,667       12       2.01     128,972    6.757     359      687    76.19
$150,000.01 to $200,000.00             3,349,917       19       4.35     176,311    6.684     360      715    73.93
$200,000.01 to $250,000.00             3,284,302       15       4.26     218,953    6.719     360      692    67.96
$250,000.01 to $300,000.00             8,938,565       32      11.60     279,330    6.409     360      711    74.54
$300,000.01 to $350,000.00             4,611,928       14       5.99     329,423    6.504     360      723    75.68
$350,000.01 to $400,000.00             9,739,241       26      12.64     374,586    6.809     360      687    78.22
$400,000.01 to $450,000.00             6,382,989       15       8.29     425,533    6.595     360      681    72.82
$450,000.01 to $500,000.00             4,318,051        9       5.61     479,783    6.402     360      694    75.65
$500,000.01 to $550,000.00             5,774,150       11       7.50     524,923    6.373     360      734    75.98
$550,000.01 to $600,000.00             7,533,500       13       9.78     579,500    6.448     360      705    74.81
$600,000.01 to $650,000.00             5,700,350        9       7.40     633,372    6.709     360      714    75.48
$650,000.01 to $700,000.00             1,346,000        2       1.75     673,000    6.000     360      672    46.46
$700,000.01 to $750,000.00             2,190,500        3       2.84     730,167    6.082     360      720    68.03
$750,000.01 to $1,000,000.00           7,738,250        9      10.04     859,806    6.051     359      709    64.97
$1,500,000.01 to $2,000,000.00         1,917,500        1       2.49   1,917,500    6.125     359      702    65.00
$2,000,000.01 or greater               2,175,000        1       2.82   2,175,000    6.000     360      777    75.00
-------------------------------      -----------    -----    -------   ---------   ------    ----     ----   ------
Total:                               $77,038,052      198    100.00%    $389,081   6.475%     360      706   73.05%


Geographic Distributions of Mortgaged Properties

                                         CURRENT     # OF       % OF     AVERAGE    GROSS    REMG              ORIG
State                                    BALANCE    LOANS      TOTAL     BALANCE      WAC    TERM     FICO      LTV
-------------------------------      -----------    -----    -------   ---------   ------    ----     ----   ------
Alabama                                 $430,000        2      0.56%    $215,000   6.674%     360      693   81.17%
Arizona                                1,792,100        7       2.33     256,014    6.591     360      722    74.29
California                            33,932,492       68      44.05     499,007    6.350     360      708    70.68
Colorado                               1,361,750        5       1.77     272,350    6.277     360      748    69.69
Connecticut                            1,001,000        3       1.30     333,667    6.031     359      667    72.50
District of Columbia                     919,520        3       1.19     306,507    6.847     360      684    76.14
Florida                                6,998,749       20       9.08     349,937    6.708     360      703    73.78
Georgia                                  938,750        3       1.22     312,917    6.296     359      726    81.16
Hawaii                                 2,255,000        4       2.93     563,750    5.994     359      696    72.14
Idaho                                    410,000        1       0.53     410,000    6.625     359      621    73.87
Illinois                               3,672,575       10       4.77     367,258    6.665     360      694    76.46
Iowa                                      96,800        1       0.13      96,800    8.625     360      640    80.00
Louisiana                                169,955        1       0.22     169,955    6.875     359      709    95.00
Maryland                               2,996,426        9       3.89     332,936    6.434     360      711    76.36
Massachusetts                            350,000        1       0.45     350,000    6.500     360      739    77.78
Michigan                                 452,072        4       0.59     113,018    7.066     359      678    86.06
Minnesota                                272,000        1       0.35     272,000    6.375     360      756    80.00
Nevada                                 1,201,500        3       1.56     400,500    6.491     360      727    79.84
New Jersey                               131,200        1       0.17     131,200    8.875     360      758    80.00
New York                               7,838,666       15      10.18     522,578    6.313     360      723    69.60
North Carolina                           407,886        2       0.53     203,943    7.257     360      719    80.00
Ohio                                     875,120        3       1.14     291,707    6.383     359      701    80.00
Pennsylvania                             184,000        1       0.24     184,000    6.375     360      792    80.00
Rhode Island                             336,000        1       0.44     336,000    6.250     360      648    80.00
Texas                                    915,914        6       1.19     152,652    7.234     359      689    77.43
Utah                                   1,222,606        4       1.59     305,652    7.087     360      704    77.23
Virginia                               5,230,520       16       6.79     326,908    6.940     360      686    77.34
Washington                               645,450        3       0.84     215,150    6.041     359      662    78.65
-------------------------------      -----------    -----    -------   ---------   ------    ----     ----   ------
Total:                               $77,038,052      198    100.00%    $389,081   6.475%     360      706   73.05%


Original Loan-to-Value Ratios

Range of Original                        CURRENT     # OF       % OF     AVERAGE    GROSS    REMG              ORIG
Loan-to-Value Ratios                     BALANCE    LOANS      TOTAL     BALANCE      WAC    TERM     FICO      LTV
-------------------------------      -----------    -----    -------   ---------   ------    ----     ----   ------
0.01% to 50.00%                       $3,394,166       10      4.41%    $339,417   6.090%     359      689   38.82%
50.01% to 55.00%                       1,087,000        3       1.41     362,333    6.268     360      699    54.10
55.01% to 60.00%                       1,796,750        5       2.33     359,350    6.227     360      727    59.44
60.01% to 65.00%                      10,752,300       22      13.96     488,741    6.119     360      705    63.61
65.01% to 70.00%                       9,022,350       18      11.71     501,242    6.197     360      708    68.75
70.01% to 75.00%                      12,149,200       22      15.77     552,236    6.439     360      724    74.30
75.01% to 80.00%                      35,534,748      106      46.13     335,233    6.724     360      701    79.71
80.01% to 85.00%                       1,495,151        5       1.94     299,030    6.462     360      742    83.57
85.01% to 90.00%                         961,000        3       1.25     320,333    6.116     359      694    89.40
90.01% to 95.00%                         845,387        4       1.10     211,347    6.814     359      676    95.00
-------------------------------      -----------    -----    -------   ---------   ------    ----     ----   ------
Total:                               $77,038,052      198    100.00%    $389,081   6.475%     360      706   73.05%




Current Mortgage Rates

Range of Current                         CURRENT     # OF       % OF     AVERAGE    GROSS    REMG              ORIG
Mortgage Rates                           BALANCE    LOANS      TOTAL     BALANCE      WAC    TERM     FICO      LTV
-------------------------------      -----------    -----    -------   ---------   ------    ----     ----   ------
5.501% to 6.000%                     $17,672,914       35     22.94%    $504,940   5.902%     360      715   68.45%
6.001% to 6.500%                      33,522,689       85      43.51     394,385    6.302     360      714    71.44
6.501% to 7.000%                      15,745,708       42      20.44     374,898    6.783     360      700    78.17
7.001% to 7.500%                       5,862,686       19       7.61     308,562    7.364     360      676    78.07
7.501% to 8.000%                       3,621,458       11       4.70     329,223    7.748     360      674    78.83
8.001% to 8.500%                         300,024        2       0.39     150,012    8.291     359      649    78.38
8.501% to 9.000%                         277,440        3       0.36      92,480    8.765     360      693    80.00
9.001% to 9.500%                          35,132        1       0.05      35,132    9.250     359      688    95.00
-------------------------------      -----------    -----    -------   ---------   ------    ----     ----   ------
Total:                               $77,038,052      198    100.00%    $389,081   6.475%     360      706   73.05%


Property Type

                                         CURRENT     # OF       % OF     AVERAGE    GROSS    REMG              ORIG
Property Type                            BALANCE    LOANS      TOTAL     BALANCE      WAC    TERM     FICO      LTV
-------------------------------      -----------    -----    -------   ---------   ------    ----     ----   ------
Single Family Residence              $51,629,031      123     67.02%    $419,748   6.384%     360      709   71.84%
PUD                                   11,660,911       37      15.14     315,160    6.775     360      704    79.08
Condominium                            8,616,709       26      11.19     331,412    6.740     360      704    73.83
Two-to Four-Family                     2,836,500        6       3.68     472,750    6.274     360      686    66.19
Townhouse                              2,294,900        6       2.98     382,483    6.257     359      693    75.16
-------------------------------      -----------    -----    -------   ---------   ------    ----     ----   ------
Total:                               $77,038,052      198    100.00%    $389,081   6.475%     360      706   73.05%


Loan Purpose

                                         CURRENT     # OF       % OF     AVERAGE    GROSS    REMG              ORIG
Loan Purpose                             BALANCE    LOANS      TOTAL     BALANCE      WAC    TERM     FICO      LTV
-------------------------------      -----------    -----    -------   ---------   ------    ----     ----   ------
Purchase                             $31,129,736       92     40.41%    $338,367   6.697%     360      704   78.39%
Refinance - Cashout                   27,318,550       67      35.46     407,740    6.498     360      707    71.18
Refinance - Rate Term                 18,589,766       39      24.13     476,661    6.071     359      708    66.86
Total:                               $77,038,052      198    100.00%    $389,081   6.475%     360      706   73.05%


Occupancy

                                         CURRENT     # OF       % OF     AVERAGE    GROSS    REMG              ORIG
Occupancy                                BALANCE    LOANS      TOTAL     BALANCE      WAC    TERM     FICO      LTV
-------------------------------      -----------    -----    -------   ---------   ------    ----     ----   ------
Primary                              $69,431,369      175     90.13%    $396,751   6.480%     360      705   73.48%
Investment                             5,840,333       17       7.58     343,549    6.407     360      719    66.83
Second Home                            1,766,350        6       2.29     294,392    6.515     360      731    76.62
-------------------------------      -----------    -----    -------   ---------   ------    ----     ----   ------
Total:                               $77,038,052      198    100.00%    $389,081   6.475%     360      706   73.05%


Remaining Months to Scheduled Maturity

Remaining Months                         CURRENT     # OF       % OF     AVERAGE    GROSS    REMG              ORIG
to Scheduled Maturity                    BALANCE    LOANS      TOTAL     BALANCE      WAC    TERM     FICO      LTV
-------------------------------      -----------    -----    -------   ---------   ------    ----     ----   ------
358                                     $844,155        5      1.10%    $168,831   6.710%     358      705   80.00%
359                                   23,775,389       56      30.86     424,561    6.214     359      702    71.94
360                                   52,418,507      137      68.04     382,617    6.590     360      708    73.44

Total:                               $77,038,052      198    100.00%    $389,081   6.475%     360      706   73.05%




Documentation

                                         CURRENT     # OF       % OF     AVERAGE    GROSS    REMG              ORIG
Documentation                            BALANCE    LOANS      TOTAL     BALANCE      WAC    TERM     FICO      LTV
-------------------------------      -----------    -----    -------   ---------   ------    ----     ----   ------
Stated                               $51,684,067      124     67.09%    $416,807   6.490%     360      704   73.65%
Full Documenation                     14,670,780       41      19.04     357,824    6.329     360      710    75.48
No Documentation                       5,652,455       18       7.34     314,025    6.621     360      712    66.29
No Ratio                               4,048,350       11       5.26     368,032    6.495     360      720    67.61
No Income/No Asset                       982,400        4       1.28     245,600    6.953     360      660    66.45
-------------------------------      -----------    -----    -------   ---------   ------    ----     ----   ------
Total:                               $77,038,052      198    100.00%    $389,081   6.475%     360      706   73.05%


Credit Scores

Range of                                 CURRENT     # OF       % OF     AVERAGE    GROSS    REMG              ORIG
Credit Scores                            BALANCE    LOANS      TOTAL     BALANCE      WAC    TERM     FICO      LTV
-------------------------------      -----------    -----    -------   ---------   ------    ----     ----   ------
Not Available                           $367,200        1      0.48%    $367,200   7.500%     360       NA   80.00%
621 to 640                             5,308,138       18       6.89     294,897    6.887     360      634    77.36
641 to 660                            11,465,804       32      14.88     358,306    6.670     360      652    69.83
661 to 680                             9,802,658       25      12.72     392,106    6.569     360      672    72.99
681 to 700                            11,059,335       28      14.36     394,976    6.505     360      693    75.04
701 to 720                            11,036,433       25      14.33     441,457    6.383     360      710    70.67
721 to 740                             8,049,323       18      10.45     447,185    6.138     360      731    74.08
741 to 760                             8,040,112       24      10.44     335,005    6.401     360      751    73.68
761 to 780                             6,146,029       12       7.98     512,169    6.284     360      770    71.63
781 to 800                             5,172,019       13       6.71     397,848    6.369     360      791    75.73
801 to 820                               591,000        2       0.77     295,500    6.500     360      810    69.56
-------------------------------      -----------    -----    -------   ---------   ------    ----     ----   ------
Total:                               $77,038,052      198    100.00%    $389,081   6.475%     360      706   73.05%


Original Prepayment Penalty Term

Original Prepayment                      CURRENT     # OF       % OF     AVERAGE    GROSS    REMG              ORIG
-------------------------------      -----------    -----    -------   ---------   ------    ----     ----   ------
Penalty Term                             BALANCE    LOANS      TOTAL     BALANCE      WAC    TERM     FICO      LTV
None                                 $50,030,458      129     64.94%    $387,833   6.543%     360      703   73.10%
12 Months                              2,528,216        6       3.28     421,369    6.274     359      683    70.40
24 Months                                900,000        1       1.17     900,000    5.625     359      727    65.45
36 Months                             23,579,377       62      30.61     380,313    6.385     360      716    73.53
-------------------------------      -----------    -----    -------   ---------   ------    ----     ----   ------
Total:                               $77,038,052      198    100.00%    $389,081   6.475%     360      706   73.05%


80% LTV - PMI Analysis

                                         CURRENT     # OF       % OF     AVERAGE    GROSS    REMG              ORIG
80% LTV - PMI Analysis                   BALANCE    LOANS      TOTAL     BALANCE      WAC    TERM     FICO      LTV
-------------------------------      -----------    -----    -------   ---------   ------    ----     ----   ------
>80% LTV, with MI                     $3,301,538       12    100.00%    $275,128   6.451%     359      711   88.20%
-------------------------------      -----------    -----    -------   ---------   ------    ----     ----   ------
Total:                                $3,301,538       12    100.00%    $275,128   6.451%     359      711   88.20%


Months to Roll

                                         CURRENT     # OF       % OF     AVERAGE    GROSS    REMG              ORIG
Months to Roll                           BALANCE    LOANS      TOTAL     BALANCE      WAC    TERM     FICO      LTV
-------------------------------      -----------    -----    -------   ---------   ------    ----     ----   ------
82                                      $844,155        5      1.10%    $168,831   6.710%     358      705   80.00%
83                                    23,775,389       56      30.86     424,561    6.214     359      702    71.94
84                                    51,690,507      135      67.10     382,893    6.589     360      709    73.35
85                                       728,000        2       0.94     364,000    6.683     360      665    80.00
-------------------------------      -----------    -----    -------   ---------   ------    ----     ----   ------
Total:                               $77,038,052      198    100.00%    $389,081   6.475%     360      706   73.05%




Gross Margins

                                         CURRENT     # OF       % OF     AVERAGE    GROSS    REMG              ORIG
Range of Gross Margins                   BALANCE    LOANS      TOTAL     BALANCE      WAC    TERM     FICO      LTV
-------------------------------      -----------    -----    -------   ---------   ------    ----     ----   ------
2.501% to 3.000%                     $77,038,052      198    100.00%    $389,081   6.475%     360      706   73.05%
-------------------------------      -----------    -----    -------   ---------   ------    ----     ----   ------
Total:                               $77,038,052      198    100.00%    $389,081   6.475%     360      706   73.05%


Maximum Mortgage Rates

Range of Maximum                         CURRENT     # OF       % OF     AVERAGE    GROSS    REMG              ORIG
Mortgage Rates                           BALANCE    LOANS      TOTAL     BALANCE      WAC    TERM     FICO      LTV
-------------------------------      -----------    -----    -------   ---------   ------    ----     ----   ------
10.501% to 11.000%                    $5,510,519       12      7.15%    $459,210   5.838%     359      717   65.86%
11.001% to 11.500%                    13,554,389       31      17.59     437,238    6.272     360      723    72.33
11.501% to 12.000%                    19,168,743       40      24.88     479,219    6.248     360      707    72.33
12.001% to 12.500%                    21,728,300       59      28.20     368,276    6.400     360      705    71.11
12.501% to 13.000%                    11,064,830       32      14.36     345,776    6.982     360      700    78.89
13.001% to 13.500%                     4,102,686       14       5.33     293,049    7.402     360      676    79.73
13.501% to 14.000%                     1,345,428        5       1.75     269,086    7.734     360      661    80.00
14.001% to 14.500%                       300,024        2       0.39     150,012    8.291     359      649    78.38
14.501% to 15.000%                       228,000        2       0.30     114,000    8.769     360      708    80.00
15.001% to 15.500%                        35,132        1       0.05      35,132    9.250     359      688    95.00
-------------------------------      -----------    -----    -------   ---------   ------    ----     ----   ------
Total:                               $77,038,052      198    100.00%    $389,081   6.475%     360      706   73.05%


Next Rate Adjustment Date

Next Rate                                CURRENT     # OF       % OF     AVERAGE    GROSS    REMG              ORIG
Adjustment Date                          BALANCE    LOANS      TOTAL     BALANCE      WAC    TERM     FICO      LTV
-------------------------------      -----------    -----    -------   ---------   ------    ----     ----   ------
October 2012                            $844,155        5      1.10%    $168,831   6.710%     358      705   80.00%
November 2012                         23,775,389       56      30.86     424,561    6.214     359      702    71.94
December 2012                         51,690,507      135      67.10     382,893    6.589     360      709    73.35
January 2013                             728,000        2       0.94     364,000    6.683     360      665    80.00
-------------------------------      -----------    -----    -------   ---------   ------    ----     ----   ------
Total:                               $77,038,052      198    100.00%    $389,081   6.475%     360      706   73.05%


Initial Fixed Period

                                         CURRENT     # OF       % OF     AVERAGE    GROSS    REMG              ORIG
Initial Fixed Period                     BALANCE    LOANS      TOTAL     BALANCE      WAC    TERM     FICO      LTV
-------------------------------      -----------    -----    -------   ---------   ------    ----     ----   ------
84                                   $77,038,052      198    100.00%    $389,081   6.475%     360      706   73.05%
-------------------------------      -----------    -----    -------   ---------   ------    ----     ----   ------
Total:                               $77,038,052      198    100.00%    $389,081   6.475%     360      706   73.05%


Minimum Mortgage Rates

Range of Minimum                         CURRENT     # OF       % OF     AVERAGE    GROSS    REMG              ORIG
Mortgage Rates                           BALANCE    LOANS      TOTAL     BALANCE      WAC    TERM     FICO      LTV
-------------------------------      -----------    -----    -------   ---------   ------    ----     ----   ------
2.501% to 3.000%                     $77,038,052      198    100.00%    $389,081   6.475%     360      706   73.05%
-------------------------------      -----------    -----    -------   ---------   ------    ----     ----   ------
Total:                               $77,038,052      198    100.00%    $389,081   6.475%     360      706   73.05%


Initial Cap

                                         CURRENT     # OF       % OF     AVERAGE    GROSS    REMG              ORIG
Initial Cap                              BALANCE    LOANS      TOTAL     BALANCE      WAC    TERM     FICO      LTV
-------------------------------      -----------    -----    -------   ---------   ------    ----     ----   ------
5.000%                               $77,038,052      198    100.00%    $389,081   6.475%     360      706   73.05%
-------------------------------      -----------    -----    -------   ---------   ------    ----     ----   ------
Total:                               $77,038,052      198    100.00%    $389,081   6.475%     360      706   73.05%




Subsequent Cap

                                         CURRENT     # OF       % OF     AVERAGE    GROSS    REMG              ORIG
Subsequent Cap                           BALANCE    LOANS      TOTAL     BALANCE      WAC    TERM     FICO      LTV
-------------------------------      -----------    -----    -------   ---------   ------    ----     ----   ------
1.000%                               $46,831,885      125     60.79%    $374,655   6.464%     360      705   73.21%
2.000%                                30,206,166       73      39.21     413,783    6.493     360      709    72.81
-------------------------------      -----------    -----    -------   ---------   ------    ----     ----   ------
Total:                               $77,038,052      198    100.00%    $389,081   6.475%     360      706   73.05%


DTI

                                         CURRENT     # OF       % OF     AVERAGE    GROSS    REMG              ORIG
Range of DTI                             BALANCE    LOANS      TOTAL     BALANCE      WAC    TERM     FICO      LTV
-------------------------------      -----------    -----    -------   ---------   ------    ----     ----   ------
Not Available                        $10,683,205       33     13.87%    $323,733   6.604%     360      710   66.80%
10.01% to 15.00%                         361,624        3       0.47     120,541    7.254     359      727    81.46
15.01% to 20.00%                         205,000        1       0.27     205,000    6.500     360      743    64.06
20.01% to 25.00%                       7,092,139       15       9.21     472,809    6.190     359      723    68.44
25.01% to 30.00%                       4,989,186       12       6.48     415,766    6.205     360      717    73.39
30.01% to 35.00%                      11,689,153       27      15.17     432,932    6.329     360      716    71.28
35.01% to 40.00%                      17,295,686       42      22.45     411,802    6.432     360      695    75.34
40.01% to 45.00%                      22,022,058       63      28.59     349,556    6.717     360      690    76.49
45.01% to 50.00%                         525,000        1       0.68     525,000    6.250     360      794    69.08
50.01% to 55.00%                       2,175,000        1       2.82   2,175,000    6.000     360      777    75.00
-------------------------------      -----------    -----    -------   ---------   ------    ----     ----   ------
Total:                               $77,038,052      198    100.00%    $389,081   6.475%     360      706   73.05%
